                                                                    EXHIBIT 10.3



                  RESALE SOLUTIONS SWITCHED SERVICES AGREEMENT


THIS AGREEMENT (the "Agreement") is entered into by and between SPRINT COMMUNICATIONS COMPANY L.P. ("Sprint"), and NETWORK PLUS, INC. ("Customer"). Sprint and Customer are "Parties" hereto.

In consideration of the mutual promises contained herein, the Parties agree as follows:

1.       DEFINITIONS. Capitalized terms appearing in bold print are defined in
EXHIBIT 1.

2. CONFIDENTIALITY. During the TERM and thereafter, neither Party shall disclose any terms of this Agreement, including pricing, or PROPRIETARY INFORMATION of the other Party. PROPRIETARY INFORMATION shall remain the property of the disclosing Party. A Party receiving PROPRIETARY INFORMATION shall: (i) use or reproduce such information only when and to the extent necessary to perform this Agreement; (ii) provide at least the same care to avoid disclosure or unauthorized use of such information as it provides to protect its own PROPRIETARY INFORMATION; (iii) limit access to such information to its employees or agents who need such information to perform this Agreement; and (iv) return or destroy all such information, including copies, after the need for it has expired, upon request of the disclosing Party, or upon termination of this Agreement. Notwithstanding anything to the contrary contained herein, (i) either Party may disclose the terms of this Agreement, including the exhibits and attachments hereto, and PROPRIETARY INFORMATION of the other party to the extent such disclosure is required by law and (ii) either Party may file this Agreement, including the exhibits and attachments hereto, with the U.S. Securities and Exchange Commission ("SEC") pursuant to the rules and regulations thereof; provided that, in either event, the disclosing Party shall provide advance notice to the other Party of such proposed disclosure, and provided further that, in the case of (ii) above, the disclosing Party shall file a Confidential Treatment Request ("CTR") pursuant to the Freedom of Information Act seeking to redact from the publicly available copy of this Agreement such terms as are reasonably requested to be redacted by the other Party (it being understood that such CTR may be denied in whole or in part and that notwithstanding any such rejection the disclosing Party shall be permitted to file the Agreement with the SEC).

Because of the unique nature of PROPRIETARY INFORMATION, a breach of this paragraph may cause irreparable harm for which monetary damages may be inadequate compensation. Accordingly, in addition to other available remedies, a Party may seek injunctive relief to enforce this paragraph.

3. TERM. The TERM will commence as of February 1, 1998. The TERM will continue after commencement for the period specified in ATTACHMENT A.

4.       TERMINATION FOR CAUSE.

4.1. A Party may terminate this Agreement upon the other Party's failure to cure any of the following within 30 days following written notice thereof: (a) the (i) insolvency, corporate reorganization, arrangement with creditors, receivership or dissolution of the other Party; or (ii) institution of bankruptcy proceedings by or against the other Party; (b) assignment or attempted assignment of the Agreement or any interest therein, except as permitted by Paragraph 24 hereof; (c) change in majority ownership of a Party without the other Party's prior written consent, which consent shall not be unreasonably withheld; (d) a final order by a government entity with appropriate jurisdiction that a SERVICE or the relationship hereunder is contrary to law or regulation; or (e) material breach of any other provision of this Agreement not otherwise referred to in Paragraph 4.

4.2. If Customer fails to cure a breach as provided in Paragraph 8 or if Customer breaches a provision of Paragraph 17 or 18, Sprint may, at its option and in addition to other remedies available in law or equity, take one or more of the following steps: (i) refuse to accept additional orders for SERVICE; (ii) refuse to install new SERVICE types or SERVICE locations; (iii) disconnect or block ANIs, circuits, or other SERVICE ELEMENTS; (iv) discontinue PROMOTIONAL DISCOUNTS and or international discount rates for SERVICES provided until such time as Customer is in full compliance with Paragraphs 8, 17 and 18 of this Agreement; and/or (v) terminate this Agreement.

4.3. Upon termination of this Agreement a Party may recover from the other all sums it is owed at the time of termination.

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


5.       TERMINATION WITHOUT CAUSE; EARLY TERMINATION CHARGE.

5.1. Customer may terminate this Agreement at any time without cause upon 90 days prior written notice to Sprint and payment to Sprint of the EARLY TERMINATION CHARGE described in Subparagraph 5.2. SERVICE will be discontinued the first business day of the fourth month after such notice of termination.

5.2. RESALE SOLUTION BASE RATES and PROMOTIONAL DISCOUNTS are based on Customer's agreement to purchase SERVICE for the entire TERM. It is difficult if not impossible to calculate Sprint's loss if Customer terminates the Agreement pursuant to Subparagraph 5.1 or breaches the Agreement prior to the end of the TERM. Therefore, to compensate Sprint for such loss, and not as a penalty, Customer shall pay Sprint an EARLY TERMINATION CHARGE in the event of such termination or breach. The EARLY TERMINATION CHARGE shall equal $[**] for each month remaining in the TERM when SERVICE is discontinued pursuant to Subparagraph 5.1 or terminated due to Customer's breach. The EARLY TERMINATION CHARGE shall be paid within 30 days after the notice provided pursuant to Subparagraph 5.1.

6.       APPLICATION OF TARIFFS; INTERSTATE ADJUSTMENT.

6.1. Interstate and international SERVICE shall be provided pursuant to TARIFF as supplemented by this Agreement. In the event of a conflict between this Agreement and any TARIFF, the TARIFF shall control.

6.2. Intrastate SERVICE is provided pursuant to TARIFF in every respect. PROMOTIONAL DISCOUNTS will not apply to intrastate SERVICE. An INTERSTATE ADJUSTMENT may be applied based on intrastate usage as provided in ATTACHMENT D. The INTERSTATE ADJUSTMENT shall be based on intrastate usage at the PRODUCT HIERARCHY LEVEL and will equal the difference between (a) such usage priced at TARIFF less TARIFF discounts and (b) such usage priced at the INTERSTATE ADJUSTMENT RATE in ATTACHMENT D less DISCOUNT ONE discounts. The INTERSTATE ADJUSTMENT for a given month shall not exceed interstate billing for such month.

6.3. Customer shall pay all applicable TARIFF charges including, but not limited to, fixed charges, feature charges, enhanced Toll Free charges, access facility charges, and installation and other non-recurring charges. Additionally, Customer will pay, in accordance with applicable Tariffs, any taxes, levies, surcharges, or other costs that Sprint is obligated to pay to any governmental entity or other third party, provided that (i) such obligation is imposed by valid and lawful legislation or regulation, and (ii) such obligation arises out of the use of Sprint's services.

6.4. Sprint may modify or withdraw TARIFFS from time to time, which may include discontinuation of any SERVICE without Sprint's liability. In the event that a SERVICE is discontinued and such discontinuation materially and adversely affects Customer's ability to do business as anticipated in this Agreement, then Customer may terminate this Agreement upon thirty (30) days written notice to Sprint without liability for the EARLY TERMINATION CHARGE, but must repay to Sprint a prorata portion of any credits issued under this Agreement, based on the number of months remaining in the TERM.

6.5. In the event Sprint withdraws its filed TARIFFS the TARIFF terms and conditions in effect on the date of such withdrawal will continue to apply to this Agreement. After withdrawal of the applicable TARIFFS, the terms of this Agreement will control over any inconsistent provision in the former TARIFFS, subject to standard contract interpretation rules. TARIFFS not withdrawn shall continue to have the same force and effect.

7. RELATIONSHIP OF PARTIES. Neither this Agreement nor the provision of SERVICE may be construed to constitute or create an association, joint venture, partnership or other form of legal entity or business enterprise between Customer and Sprint, its agents, employees and/or affiliates. Customer is the service provider with respect to END USERS. Sprint is merely a supplier to Customer with no relationship to END USERS.

8.       USE OF NAME AND MARKS.

8.1 This Agreement confers no right to use the name, service marks, trademarks, copyrights, patents or CIC of either Party except as expressly provided herein. Neither Party shall take any action which would compromise the registered copyrights or service marks of the other. Sprint's and Customer's name is proprietary and nothing herein constitutes a general license authorizing its use. Customer may not: (a) promote or advertise Sprint's name or capabilities to END USERS or prospective END USERS; (b) attempt to sell its service using Sprint's name; or
(c) represent to END USERS or prospective END USERS that they would be Sprint customers or that they may obtain Sprint service from Customer.

8.2 A Party shall provide the other Party written notice of a breach of this paragraph 8. Each Party shall use its best efforts to immediately cure such breach, advising the other Party of such corrective action. If, in the Party's opinion, the other Party fails to effect a cure within 15 days of written notice, then the Party may, at its option, terminate the Agreement pursuant to Subparagraph 4.2.

8.3 Sprint's provision of Resale Connect One Plus SERVICE may result in END USERS being notified by their LEC that Sprint is their designated PIC. Therefore, to avoid confusion and potential "slamming" complaints, Sprint hereby authorizes Customer to use Sprint's name under the following conditions to provide END USERS from whom Customer has obtained a PIC AUTHORIZATION with a fulfillment piece containing the following Notice (the "Notice"):

         We want to affirm how __ will provide your long distance service. Although __ will provide your invoice and customer service, we use major national carriers to actually carry your long distance calls.

         After subscribing to our service, you may receive a notice from your local phone company which says that your long distance "Carrier of Choice" is Sprint. ___ has selected Sprint as the long distance network provider it will use to handle your calls. That selection was based on your quality and price requirements. If you have any questions about your order, please call our toll free customer service number, 1-___-___-____.

8.4 If Customer subscribes to Resale Connect One Plus, calls placed by END USERS to the Sprint access number will be answered "Sprint operator." This may cause confusion if the END USER does not know its calls are being carried on the Sprint network. Therefore, to avoid such confusion, Sprint hereby authorizes Customer to provide END USERS who use Sprint Express with a fulfillment piece containing the following notice (the "Sprint Express Notice"): "International call origination may be provided by a Sprint operator." Sprint may withdraw consent to use the Sprint Express Notice upon 10 days written notice.

9.       SERVICE. SERVICES provided hereunder are described in EXHIBIT 2.

10.      LEGAL COMPLIANCE; REMEDIES FOR NON-COMPLIANCE.

10.1. Customer represents and warrants that (a) it has obtained all licenses and regulatory approvals and that it has the legal authority necessary to operate as contemplated herein and (b) it will not submit an END USER ANI for activation without obtaining and maintaining a proper PIC AUTHORIZATION.

10.2. If Customer materially breaches this paragraph, Sprint may (a) terminate this Agreement pursuant to Subparagraph 4.1(e), (b) reject END USER ANIs submitted by Customer for placement under its account, and/or (c) discontinue PROMOTIONAL DISCOUNTS. If Sprint elects option (b) or (c), it will resume accepting ANIs and/or reinstate PROMOTIONAL DISCOUNTS only after Customer produces evidence satisfactory to Sprint that it has cured its breach.

10.3. Sprint represents and warrants that it has obtained all licenses and regulatory approvals and that it has the legal authority necessary to operate as contemplated herein. If Sprint materially breaches this subparagraph, Customer may terminate this Agreement pursuant to subparagraph 4.1(e) and shall not be required to repay to Sprint any credits issued under this Agreement or the EARLY TERMINATION CHARGE.

11.      CUSTOMER RESPONSIBILITIES.

11.1. Customer shall not be relieved of any obligation hereunder by virtue of the fact that SERVICE is ultimately used by END USERS.

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.



11.2. Customer shall produce for Sprint's inspection, at Customer's expense, any PIC AUTHORIZATION within 48 hours after Sprint's oral or written request, or within any shorter period required by a LEC or regulatory agency. If Customer fails to comply with this subparagraph then Sprint may for as long as such non-compliance occurs and upon written notice (a) discontinue PROMOTIONAL DISCOUNTS and/or (b) refuse to activate additional ANIs under Customer's account.

11.3. Customer shall reimburse Sprint for any charge assessed by a LEC for processing a PIC changes due to a Customer initiated dispute.

11.4. Customer shall be solely responsible for END USER solicitation, service requests, creditworthiness, customer service, billing and collection. Customer remains responsible for compliance with this Agreement, including, but not limited to, payment responsibilities, without regard to Customer's ability to charge for SERVICES used by END USERS or to collect payment from END USERS.

11.5. Customer shall be financially liable for usage generated by each END USER ANI activated by Sprint until such ANI is presubscribed to another IXC or until such time as Customer requested Sprint to block such ANI. Sprint will implement any Customer requested blocks within normal customary timeframes. Customer may request Sprint to block NETWORK EXTENSION SERVICE to an ANI upon the END USER'S failure to pay Customer, subject to Customer's prior certification to Sprint that it has given the END USER any notice required by law. Customer shall reimburse Sprint for expenses incurred to block an ANI.

11.6. Customer shall be solely liable for amounts it cannot collect from END USERS, including all fraudulent charges, and for billing adjustments it grants END USERS, including adjustments for fraudulent charges, directory assistance or any other form of credit; except for amounts invoiced after normal customary timeframes after Customer has requested that Sprint block an ANI, a toll free number, a calling card or an auth code.

11.7 Customer shall comply with Sprint's network interface procedures when it orders its own access facilities.

11.8 The minimum installation and disconnect intervals for switched SERVICE ELEMENTS is 15 calendar days and for dedicated SERVICE ELEMENTS is 35 calendar days.

12. SERVICE ACTIVATION. Sprint will use reasonable efforts to provide switched SERVICE within [**] days, and dedicated SERVICE within [**] days, following Customer's order, or the requested delivery date, whichever is later. These installation objectives will be extended by the time it takes to address activation errors or obtain from Customer a complete and accurate order or PIC AUTHORIZATION. Customer shall reimburse Sprint for LEC imposed fees resulting from a request to expedite SERVICE.

13.      PRICING; FORWARD PRICING; GENERAL CONDITIONS.

13.1. PRICING. RESALE SOLUTION BASE RATES and PROMOTIONAL DISCOUNTS are contained in the ATTACHMENTS hereto.

13.2. PRICES IN LIEU OF OTHER DISCOUNTS. RESALE SOLUTION BASE RATES and PROMOTIONAL DISCOUNTS are extended in lieu of any other TARIFF or contractual discount, special pricing, or discount term plan. Discounts upon discounts are only permitted if expressly provided for herein.

13.3. PRICES CONTINGENT ON PERFORMANCE. RESALE SOLUTION BASE RATES and PROMOTIONAL DISCOUNTS are contingent on Customer's full performance of all terms of the Agreement. If Customer fails to pay the undisputed portion of an invoice pursuant to Paragraph 17, Sprint may, at its option and in addition to other remedies available in law or equity, take one or more of the following steps:
(i) refuse to accept additional orders for SERVICE; (ii) refuse to install new SERVICE types or SERVICE locations; (iii) disconnect or block ANIs, circuits, or other SERVICE ELEMENTS for which full payment has not been made; and/or (iv) discontinue PROMOTIONAL DISCOUNTS for SERVICES provided until such time as Customer is in full compliance with Paragraph 17 of this Agreement.

13.4. PER MINUTE CHARGES. RESALE SOLUTION BASE RATES are invoiced based on PER MINUTE CHARGES utilizing the RATE PERIODS and BILLING INCREMENTS in ATTACHMENT B.

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


13.5. NON-BELL SWITCHED ORIGINATION, TERMINATION AND TOLL FREE ORIGINATION CHARGES. Customer shall pay the charges specified in ATTACHMENT B for each originating minute and each terminating minute of an interstate call that originates and/or terminates in a NON-BELL SERVICE AREA.

13.6. SWITCHED ORIGINATION AND TERMINATION CHARGES. Customer shall pay the charges specified in ATTACHMENT B for each originating minute and each terminating minute of an interstate call.

13.7. PROMOTIONAL PRICING LEVELS. Customer will receive DISCOUNT ONE and DISCOUNT TWO discounts applied only to RATE ELEMENTS as provided in ATTACHMENTS C and D.

13.8. FORWARD PRICING. As a transition to the pricing hereunder, DISCOUNT TWO discounts may be based for a period of time on the greater of Customer's actual DISCOUNT TWO MONTHLY VOLUME OF SERVICE or a specified FORWARD PRICING VOLUME OF SERVICE. The FORWARD PRICING VOLUME OF SERVICE and the period during which it may be applied are specified in ATTACHMENT A.

14.      SURCHARGES.

14.1. MINIMUM COMMITMENT SURCHARGE. For any period during which Customer fails to meet the MINIMUM COMMITMENT stated on ATTACHMENT A, Customer shall pay a surcharge for SERVICE provided during such period equal to [**]% of the difference between the MINIMUM COMMITMENT for such period and Customer's actual NET USAGE during such period. Customer's satisfaction of the MINIMUM COMMITMENT shall not relieve Customer of any credit or security obligations set forth in this Agreement.

14.2. LEC CAP SURCHARGE. Any month Customer exceeds the MAXIMUM NON-BELL TRAFFIC PERCENTAGE specified in ATTACHMENT B for any SERVICE type, Customer shall pay Sprint the per minute surcharge for such SERVICE specified in ATTACHMENT B for each minute above the MAXIMUM NON-BELL TRAFFIC PERCENTAGE that originates from or terminates to a NON-BELL SERVICE AREA. MAXIMUM NON-BELL TRAFFIC PERCENTAGES will be calculated independently for originating and terminating minutes at each PRODUCT HIERARCHY LEVEL.

14.3. MINIMUM AVERAGE TIME REQUIREMENT SURCHARGE. Any month Customer fails to equal or exceed the MINIMUM AVERAGE TIME REQUIREMENT specified in ATTACHMENT B for SERVICES specified in ATTACHMENT B, then Customer shall pay Sprint a per minute surcharge on such usage equal to (a) the per minute surcharge specified in ATTACHMENT B multiplied by (b) the difference between (i) the number of minutes the SERVICE was used and (ii) the number of calls using the SERVICE multiplied by the MINIMUM AVERAGE TIME REQUIREMENT. This surcharge shall be calculated at each PRODUCT HIERARCHY LEVEL.

14.4. NONCOMPLETE CALL SURCHARGE. Any month Customer exceeds the MAXIMUM NONCOMPLETE TOLL FREE CALL PERCENTAGE for interstate Resale Direct Toll Free, Resale Direct Toll Free Extension, and/or interstate Resale Connect Toll Free traffic as stated on ATTACHMENT B, Customer shall pay Sprint a surcharge equal to the amount stated in ATTACHMENT B for each NONCOMPLETE TOLL FREE CALL in excess of the MAXIMUM NONCOMPLETE TOLL FREE CALL PERCENTAGE. This surcharge shall be calculated at each PRODUCT HIERARCHY LEVEL.

14.5. MINIMUM PORT USAGE SURCHARGE. Any month Customer fails to equal or exceed the MINIMUM PORT USAGE per ACTIVE RESALE DIRECT PORT (calculated as Customer's actual NET USAGE for Resale Direct SERVICE divided by Customer's total number of ACTIVE RESALE DIRECT PORTS at each PRODUCT HIERARCHY LEVEL) as stated on ATTACHMENT A, Customer shall pay Sprint a surcharge on its Resale Direct SERVICE usage equal to the difference between (a) Customer's actual NET USAGE for Resale Direct SERVICE and (b) the MINIMUM PORT USAGE multiplied by the total number of ACTIVE RESALE DIRECT PORTS.

15.      SERVICE CHARGES.

For each END USER ANI or Toll Free number Customer submits for activation that requires Sprint to disconnect or transfer such ANI or Toll Free number from Sprint's data base before placing it within Customer's CTIS hierarchy, Customer will pay to Sprint a service charge of $[**]. Notwithstanding the foregoing, the service charge described in this paragraph 15 will be waived if such ANIs, or Toll Free numbers do not exceed 15% of the total ANIs or Toll Free numbers submitted by Customer during the immediately preceding ninety (90) days.

16.      SPECIAL RATE ADJUSTMENTS.

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


16.1. Sprint may, after 15 days notice to Customer, adjust the price of SERVICE provided hereunder to reflect changes in international cost of service or currency exchange rates.

16.2. Sprint will review every January and July and adjust, up or down, the price of Interstate Adjustment (Intrastate) Services in ATTACHMENT D. This review will be based upon Sprint's most recent data obtained from the LEC's. The adjustment will reflect changes in Sprint's Intrastate LEC charges plus miscellaneous charges including but not limited to local transport fees and a percentage charge for incomplete calls. Both Sprint and Network Plus agree to review in good faith these adjustments prior to the six month review period, if during the six month period, one of the RBOCs undergoes a significant restructuring of access.

16.3 Sprint agrees that it is vital to Customer to obtain prices under this Agreement that are generally comparable to the prices Sprint charges similarly situated customers for COMPARABLE SERVICES. Sprint will reasonably monitor periodically compare pricing under this Agreement to prices for COMPARABLE SERVICES charged similarly situated Wholesale Services Group customers, excluding RBOCS, who purchase service under the same ACCOMPANYING CONDITIONS, to determine whether it believes a price adjustment is appropriate. In the event any such customer receives pricing that is more favorable than the pricing under this Agreement, Sprint shall promptly provide notice to Customer that the pricing under this Agreement is immediately reduced to a level at least as favorable to Customer as such other more favorable pricing, such adjustment to be retroactive to the date on which such other customer first received such more favorable pricing.

16.4. Customer agrees, both as to international traffic carried on the Sprint network and as to international traffic acquired or developed by Customer after the effective date of this Agreement, that Sprint will be given the opportunity to match any bona fide competitive price for all or some of Customer's international traffic before Customer accepts such bona fide competitive price, Sprint will modify the Agreement rates for the affected traffic within 30 days of notice of its decision to match. Should Sprint decide not to match bona fide competitive price or should Sprint fail to notify Customer of any decision within 48 business hours after Customer discloses the bona fide competitive price to Sprint, then Customer may move the affected traffic from the Sprint network. The foregoing paragraph not withstanding Sprint understands and agrees that unless Sprint can match the effective timing of such bona fide competitive price, Customer has no obligation to provide such traffic to Sprint and is free to move such international traffic.

17.      PAYMENT FOR SERVICE.

17.1. PAYMENT OBLIGATION. Customer shall pay Sprint for SERVICE pursuant to the terms of this Agreement and applicable TARIFFS.

17.2. CALL DETAIL. Sprint will provide Customer with a Carrier Transport Call Detail Record file containing Customer's SERVICE usage. Sprint may, at its option and without liability to Customer, modify the format of the Carrier Transport Call Detail Record file upon sixty (60) days written notice to Customer.

17.3. PAYMENT PROCEDURE. Sprint will invoice Customer monthly for SERVICES provided hereunder. All amounts stated on each monthly invoice will be due and payable upon receipt. All undisputed charges for SERVICES provided that remain unpaid by Customer for a period of forty-five (45) days or more after the date of the invoice will be subject to interest beginning the 46th day from the date of the invoice at a rate equal to the lesser of 18% per annum or the maximum rate allowable by applicable law. Notwithstanding anything in this paragraph to the contrary, payment of any invoice issued for a usage month during which Customer achieves the Average Minimum Growth defined below shall be due within 60 days following Customer's receipt of the invoice. Average Minimum Growth means an average increase of at least $[**] in monthly Net Usage from one usage month to the next when averaged over a three-month period consisting of the usage month plus the two (2) months immediately preceding the usage month. The price of SERVICE is exclusive of applicable taxes. RESALE SOLUTION BASE RATES and PROMOTIONAL DISCOUNTS are contingent on Customer providing Sprint with certificates from appropriate taxing authorities exempting Customer from taxes that would otherwise be invoiced hereunder.

17.4. BILLING DISPUTES. In the event Customer, in good faith, disputes Sprint's computation of amounts due and owing within all applicable legal periods of limitation, Customer may withhold payment of the disputed amount. Customer must pay all charges which are not in dispute in accordance with the payment terms set forth in this Section. An amount will not be considered "in dispute" until Customer has provided Sprint with written documentation explaining the disputed amount and describing the factual and legal basis of the dispute. Customer and Sprint shall cooperate to resolve any dispute expeditiously. All disputed amounts are due and payable immediately upon Sprint's written denial of the dispute. If the parties fail to resolve the dispute within 180 days, the dispute shall be submitted to arbitration pursuant to Paragraph 22 below.

18. PAYMENT SECURITY. Provision of SERVICE is contingent on credit approval by Sprint. Upon reasonable request by Sprint, and only upon execution of a confidentiality statement reasonably acceptable to both parties, Customer shall provide Sprint with financial statements or other indications of Customer's financial and business circumstances. If Customer's financial or business circumstances or payment history is or, during the TERM, becomes reasonably unacceptable to Sprint, then Sprint may require a deposit, irrevocable letter of credit or other form of security acceptable to Sprint. Customer's failure to provide such security within 20 days following Sprint's reasonable request shall constitute a default under Subparagraph 4.2.

19. PROPERTY AND PERSONAL INJURY INDEMNIFICATION. Each Party agrees to indemnify, hold harmless, and defend the other Party, its directors, officers, employees, agents and their successors and assigns from and against any and all claims, demands, causes of action, losses, damages, expenses or liabilities, including costs and reasonable attorney's fees, arising out of claims made by third parties for personal injury (or death) or loss or damage to personal property, arising out of or related to the negligent or willful misconduct, errors or omissions, of the indemnifying Party or its subcontractors, directors, officers, employees, agents or representatives. Claims made by employees of a Party which are covered under applicable workers' compensation laws are not indemnified hereunder.

20. PROPRIETARY RIGHTS INDEMNITY. If Customer is made the subject of any claim or lawsuit by reason of its use of the SERVICES provided hereunder based on the allegation that the SERVICE as provided by Sprint constitutes an infringement of any third party patent, copyright or trade secret, enforceable in countries ratifying the Berne Convention, Customer will promptly notify Sprint thereof in writing. Sprint will defend and indemnify Customer against all such claims, demands, and causes of action based on the actual or alleged infringement of any such third party right. The indemnities set forth in this Section will include, without limitation, all penalties, awards and judgments, all court and arbitration costs, attorney's fees and other out-of-pocket costs reasonably incurred in connection with such claims, demands and causes of action. Sprint will have sole discretion to settle or compromise such claim or lawsuit without the written consent of Customer provided that such settlement or compromise does not require Customer to make any payment not indemnified. Sprint will have the sole right to retain and select counsel to represent its interests in defending any such claim or litigation as part of its indemnification obligation hereunder. Sprint will not reimburse Customer for its attorneys' fees and costs in connection with Customer's separate retention of counsel, unless Sprint will have wrongly failed to defend and indemnify Customer.

If any action results in a final injunction against Customer with respect to the SERVICES provided pursuant to this Agreement, Sprint agrees that it will at its option and its sole expense, either (1) procure for Customer the right to continue using the infringing SERVICES or (2) replace or modify the same so that it becomes non-infringing or (3) substitute for the SERVICES non-infringing replacement SERVICES having a capability equivalent to the SERVICES provided herein with no adverse economic impact to Customer. If none of the foregoing alternatives is reasonably available to Sprint, then Customer will have the right to terminate the affected portions of this Agreement. Sprint will have no liability under this indemnity provision to the extent the claim is based on a use, a modification, or a combination of Sprint SERVICES with products, goods or services not directly provided by Sprint.

21.      LIMITATION OF LIABILITY.

21.1 SPRINT'S ENTIRE LIABILITY RESULTING FROM ITS FAILURE TO PERFORM ANY OF ITS OBLIGATIONS UNDER THIS AGREEMENT IN NO EVENT WILL EXCEED AN AMOUNT EQUAL TO THE NET USAGE CHARGES PAID TO SPRINT BY CUSTOMER DURING THE THREE (3) MONTHS IMMEDIATELY

PRECEDING THE EVENT OUT OF WHICH THE LIABILITY AROSE. SPRINT WILL NOT BE LIABLE FOR ANY UNAVOIDABLE DAMAGE TO CUSTOMER'S PREMISES.

21.2 IN NO EVENT WILL SPRINT BE LIABLE FOR ANY CONSEQUENTIAL, INCIDENTAL OR INDIRECT DAMAGES FOR ANY CAUSE OF ACTION, WHETHER IN CONTRACT OR TORT. INCIDENTAL, CONSEQUENTIAL, OR INDIRECT DAMAGES INCLUDE, BUT ARE NOT LIMITED TO, LOST PROFITS OR REVENUES AND LOSS OF BUSINESS OPPORTUNITY, WHETHER OR NOT SPRINT WAS AWARE OR SHOULD HAVE BEEN AWARE OF THE POSSIBILITY OF SUCH DAMAGES.

21.3 WITH RESPECT TO THE SERVICES, MATERIALS AND EQUIPMENT PROVIDED HEREUNDER, SPRINT HEREBY DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, NOT EXPLICITLY STATED IN THE AGREEMENT, AND IN PARTICULAR DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

22. ARBITRATION. Any dispute arising out of or relating to the Agreement may, at the option of the Parties, be finally settled by arbitration. If the Parties elect arbitration, such arbitration will be in accordance with the rules of the American Arbitration Association. The arbitration will be governed by the United States Arbitration Act, 9 U.S.C. Sec. 1, et. seq., and judgment upon the award rendered by the arbitrator(s) may be entered by any court with jurisdiction. The arbitration will be held in the New York, NY metropolitan area.

23. NOTICES. Notices, requests or other communications (excluding invoices) hereunder shall be in writing and sent by certified mail addressed as follows:



         If to Sprint:        Sprint Communications Company L.P.
                              Attention: Vice President-Wholesale Services
                              1520 East Rochelle, Suite
                              Irving, TX 75039

         With copy to:        Sprint Communications Company L.P.
                              Attention: Vice President Law-Marketing/Sales
                              8140 Ward Parkway
                              Kansas City, MO 64114

         If to Customer:      Network Plus
                              Attention: General Counsel Office
                              234 Copeland Street
                              Quincy, MA 02169


24. ASSIGNMENT. Neither Party may assign or delegate its responsibilities, duties, rights or obligations under this Agreement to any person, corporation or other entity without the written consent of the other Party, such consent not to be unreasonably withheld.

25.      EXCUSABLE DELAY.

25.1 Except for the performance of obligations set forth in Paragraphs 17 and 18 of this Agreement, Sprint and Customer agree that neither Party will be responsible for any delay, interruption or other failure to perform hereunder due to acts beyond the control of the responsible Party. Such acts include, but are not limited to, natural disasters such as lightening, earthquakes, hurricanes, floods or other like causes; war, riot, civil commotion; cable cuts; explosion or fire; embargoes, strikes or labor disputes; or decrees of governmental entities.

25.2 The affected Party will give notice to the other Party in the event of any of the foregoing occurrences. Upon such notice, Sprint may cancel or delay performance for as long as such performance is delayed by such occurrence or occurrences, and in such event will have no liability to Customer. Should such occurrence continue for more than 60 days and adversely and materially impact the other party, such other party may terminate this Agreement without liability upon payment for all SERVICES delivered prior to the date of such termination, plus all other charges and costs then incurred.

26. HEADINGS. The headings set forth in this Agreement are for purposes of reference only and do not in any way limit or otherwise affect the meaning or interpretation of any of the terms of this Agreement

27. CHOICE OF LAW. This Agreement and all claims relating to the relationship between Sprint and Customer, including all claims in tort, contract, at law or in equity will be governed by, construed, enforced and interpreted in accordance with the laws of the state of Kansas without regard to the choice of law principles thereof.

28. RULES OF CONSTRUCTION. No rule of construction requiring interpretation against the draftsman shall apply in the interpretation of this Agreement

29. MODIFICATION OF AGREEMENT. This Agreement may be modified only by written amendment, executed by officers or representatives of Customer and Sprint. Any oral agreement contrary to the terms of any SERVICE Agreement will not be admissible in any dispute, whether in a court of law or in arbitration.

30. WAIVER OF TERMS. If either Party fails, at any time, to enforce any right or remedy available to it under this Agreement, that failure will not be construed to be a waiver of the right or remedy with respect to any other breach or failure by the other Party.

31. PARTIAL INVALIDITY. In the event any of the provisions of this Agreement are held to be invalid, illegal, or unenforceable, the unaffected provisions of this Agreement will be unimpaired and remain in full force and effect. Sprint and Customer will negotiate to substitute for such invalid, illegal or unenforceable provision a mutually acceptable provision consistent with the original intention of the Parties.

32. CUMULATIVE REMEDIES. Except as otherwise provided herein, the remedies provided for in this Agreement are in addition to any other remedies available at law or in equity.

33. ENTIRE AGREEMENT. This Agreement, including EXHIBITS, ATTACHMENTS, and the documents and instruments referred to herein, constitutes the entire understanding between the Parties relating to its subject matter and supersedes all prior or contemporaneous negotiations or agreements, whether oral or written, relating to the subject matter hereof. Customer is not relying upon any representations or promises made by or on behalf of Sprint in entering into this Agreement.

34. EXPIRATION OF OFFER. Sprint's offer to enter into this Agreement shall be withdrawn if the Agreement is not executed by both Parties within 45 days after the PROPOSAL DATE stated on ATTACHMENT A.




EXECUTED and made effective as provided herein.


NETWORK PLUS, INC.                      SPRINT COMMUNICATIONS COMPANY L.P.


By: /s/ JAMES J. CROWLEY                By: /s/ JOHN C. DUPREE
    ------------------------------          ------------------------------
    James J. Crowley                        John C. Dupree
    Executive Vice President                Vice President,
                                            Wholesale Services Group

    May 23, 1998                            June 21, 1998

                                    EXHIBIT 1


                                   DEFINITIONS


Capitalized terms appearing in bold print in the Agreement, its EXHIBITS and ATTACHMENTS are defined as follows:

"ACCOMPANYING CONDITION" means all customer obligations or price differentials which are causally related to the applicable more favorable rates, prices or charges.

"ACTIVE RESALE DIRECT PORT" means a Customer access port (DS-0 equivalent) connected to Sprint and activated as Resale Direct Service.

"ANI" means a calling telephone number identification which is forwarded to an IXC by a LEC as a call is placed.

"ASSOCIATED LOCATION" means a physical premise to or from which Sprint provides SERVICE which is: (a) owned or leased by Customer; (b) occupied by a business in which Customer has an equity interest of at least 25%; or (c) occupied by a franchisee of Customer.

"ATTACHMENT" means a supplement attached to, and a part of, the Agreement.

"BILLING INCREMENT" means a Tariffed billing increment, unless otherwise stated in ATTACHMENT B.

"CALLING CARD" means a card issued to an END USER in Customer's name containing an authorization code that the END USER may use to originate calls over Sprint's network as provided in EXHIBIT 2.

"CIC" means an IXC carrier identification code.

"CTIS" means Sprint's Carrier Transport Invoicing System.

"COMPARABLE SERVICE" means a service purchased from Sprint by a Wholesale Services Group customer, other than Customer or an RBOC, that (i) is the functional equivalent of a SERVICE purchased by Customer under this Agreement,
(ii) is purchased in volumes substantially the same or less than the volumes purchased by Customer under this Agreement, (iii) is purchased under an agreement with a term at least as long as the TERM of this Agreement, (iv) is purchased with substantially the same overall calling pattern with respect to PEAK RATE PERIOD and OFF-PEAK RATE PERIOD as the overall calling pattern of calls purchased under this Agreement, and (v) is purchased with substantially the same overall geographic calling pattern (i.e., domestic/international, interstate/intrastate, interLATA/intraLATA) as the overall calling pattern of calls purchased under this Agreement.

"DAY RATE PERIOD" means the Tariff day rate period unless otherwise specified herein.

"DISCOUNT ONE" means a RATE ELEMENT specific discount that (1) is based on Customer's DISCOUNT ONE MONTHLY VOLUME OF SERVICE and (2) is applied to usage at the SERVICE HIERARCHY LEVEL that has been priced at RESALE SOLUTION BASE RATES.

"DISCOUNT ONE MONTHLY VOLUME OF SERVICE" means the volume of Customer's monthly usage, at each PRODUCT HIERARCHY LEVEL, for a specific RATE ELEMENT priced at RESALE SOLUTION BASE RATES.

"DISCOUNT RATE PERIOD" means the TARIFF international discount rate period unless otherwise specified herein.

"DISCOUNT THREE" means a RATE ELEMENT specific discount that (1) is based on Customer's DISCOUNT THREE MONTHLY VOLUME OF SERVICE and (2) is applied at the PRODUCT HIERARCHY LEVEL or the SERVICE HIERARCHY LEVEL to interstate or international usage to the LATAs or countries specified in ATTACHMENT C.

"DISCOUNT THREE MONTHLY VOLUME OF SERVICE" means the volume of Customer's monthly usage, at the PRODUCT HIERARCHY LEVEL or SERVICE HIERARCHY LEVEL, of interstate or international minutes to the specific LATAs or countries identified in ATTACHMENT C and priced based on the usage levels and RATE PERIODS specified in ATTACHMENT C.

"DISCOUNT TWO" means a RATE ELEMENT specific discount that (1) is based on Customer's DISCOUNT TWO MONTHLY VOLUME OF SERVICE and (2) is applied to usage at the SERVICE HIERARCHY LEVEL that has been priced at RESALE SOLUTION BASE RATES less DISCOUNT ONE discounts.

"DISCOUNT TWO MONTHLY VOLUME OF SERVICE" means the volume of Customer's monthly usage, at the MASTER HIERARCHY LEVEL, of all RESALE SOLUTION SERVICES, including directory assistance SERVICES, priced at RESALE SOLUTION BASE RATES after the application of DISCOUNT ONE discounts, but prior to the application of DISCOUNT TWO discounts. DISCOUNT TWO MONTHLY VOLUME OF SERVICE does not include RESALE SOLUTION SERVICE charges that are not based on usage, Clearline Service charges, Private Line charges, any charge associated with access (dedicated or non-dedicated), facilities charges, any usage related fixed charge, any non-recurring charge such as installation charges, taxes, surcharges, transfer fees, or interest.

"EARLY TERMINATION CHARGE" means the charge imposed for terminating the Agreement prior to expiration of the TERM as provided in Paragraph 5 thereof.

"ECONOMY RATE PERIOD" means the TARIFF international economy rate period.

"END USER" means a customer of Customer to whom Sprint extends NETWORK EXTENSION SERVICE at a NON-ASSOCIATED LOCATION.

"EVENING RATE PERIOD" means the TARIFF evening rate period unless otherwise specified herein.

"EXCUSABLE DELAY" means any event that prevents a Party from performing its obligations hereunder and that is beyond the reasonable control and without the fault or negligence of such Party.

"EXHIBIT" means a supplement attached to, and a part of, the Agreement.

"FORWARD PRICING VOLUME OF SERVICE" means the volume of service specified in ATTACHMENT A upon which DISCOUNT TWO discounts may be based as provided in Subparagraph 13.8 of the Agreement.

"INTERSTATE ADJUSTMENT" means the adjustment under Subparagraph 6.2 to the invoice for interstate usage that is based on the level of intrastate usage.

"INTERSTATE ADJUSTMENT RATE" means the rate identified in ATTACHMENT D that is used to determine the INTERSTATE ADJUSTMENT as provided in Subparagraph 6.2.

"IXC" means interexchange carrier.

"LEC" means local exchange carrier.

"MASTER HIERARCHY LEVEL" means billing hierarchy level 1.

"MAXIMUM NONCOMPLETE TOLL FREE CALL PERCENTAGE" means, for each month, for each SERVICE type, the ratio, expressed as a percentage, of (i) the aggregate number of NONCOMPLETE TOLL FREE CALLS during such period divided by (ii) the aggregate number of Toll Free calls during such period. This percentage shall be calculated at each PRODUCT HIERARCHY LEVEL.

"MAXIMUM NON-BELL TRAFFIC PERCENTAGE" means, for each month, the ratio, expressed as a percentage, of (i) the number of minutes during such period that originate from, or terminate in, a NON-BELL SERVICE AREA, divided by (ii) the total number of minutes during such period. MAXIMUM NON-BELL TRAFFIC PERCENTAGES will be calculated independently for originating and terminating minutes at the PRODUCT HIERARCHY LEVEL.

"MINIMUM AVERAGE TIME REQUIREMENT" means the minimum average call duration, expressed in minutes, for SERVICES as specified in ATTACHMENT B. MINIMUM AVERAGE TIME REQUIREMENT calculations will be made at each PRODUCT HIERARCHY LEVEL.

"MINIMUM COMMITMENT" means the minimum monthly usage commitment stated on ATTACHMENT A. The calculation to determine whether Customer has met the MINIMUM COMMITMENT shall be based on Customer's invoiced NET USAGE.

"MINIMUM PORT USAGE" means the minimum NET USAGE for Resale Direct Service stated on ATTACHMENT A that Customer shall generate per ACTIVE RESALE DIRECT PORT.

"NETWORK EXTENSION SERVICE" means SERVICE that Sprint extends to the NON-ASSOCIATED LOCATION of an END USER.

"NET USAGE" means the monthly amount invoiced for use of a SERVICE net of DISCOUNT ONE, DISCOUNT TWO and DISCOUNT THREE discounts. NET USAGE includes the following as they apply to particular SERVICES: monthly per-minute usage charges invoiced under the Agreement; route advance charges; real time ANI charges; switched origination and termination charges; directory assistance charges; MINIMUM AVERAGE TIME REQUIREMENT Surcharges; Noncomplete Call Surcharges; FONCard surcharges; and LEC Cap Surcharges.

"NIGHT/WEEKEND RATE PERIOD" means the TARIFF night/weekend rate period unless otherwise specified herein.

"NONCOMPLETE TOLL FREE CALL" means an attempted Resale Connect Toll Free, Resale Direct Toll Free, or Resale Direct Toll Free Extension call that is not completed to the called number for any reason.

"NON-ASSOCIATED LOCATION" means any physical premise to or from which Sprint provides SERVICE that is not an ASSOCIATED LOCATION.

"NON-BELL SERVICE AREA" means the geographic service area of any "independent" LEC which is not a Bell Operating Company.

"OFF PEAK RATE PERIOD" means (a) the EVENING RATE PERIOD and the NIGHT/WEEKEND RATE PERIOD for interstate traffic and (b) the DISCOUNT RATE PERIOD and ECONOMY RATE PERIOD for international traffic.

"PEAK RATE PERIOD" means (a) the DAY RATE PERIOD for interstate traffic and (b) the STANDARD RATE PERIOD for international traffic.

"PER MINUTE CHARGE" means the per minute charge for SERVICE as set forth in EXHIBIT C based on RATE PERIODS and BILLING INCREMENTS stated in ATTACHMENT B.

"PIC" means primary interexchange carrier.

"PIC AUTHORIZATION" means an END USER's selection of a PIC that meets the requirements of federal and state law.

"PRIMARY CARRIER" means the IXC designated by Customer as its first routing choice and primary overflow carrier for traffic not carried by Sprint.

"PRIMARY CARRIER SERVICE" means the SERVICE specified in ATTACHMENT A for which Sprint shall be Customer's PRIMARY CARRIER.

"PRODUCT HIERARCHY LEVEL" means the fifth level in the Customer billing hierarchy, and is directly above the SERVICE HIERARCHY LEVEL which ties like SERVICES together for purposes of reporting. Each PRODUCT HIERARCHY LEVEL is considered independently for calculation and application of DISCOUNT ONE, LEC Cap Surcharges, MINIMUM AVERAGE TIME REQUIREMENT Surcharges, NONCOMPLETE TOLL FREE CALL Surcharges and MINIMUM PORT USAGE Surcharges.

"PROMOTIONAL DISCOUNTS" is a collective reference to DISCOUNT ONE, DISCOUNT TWO, DISCOUNT THREE and INTERSTATE ADJUSTMENTS.

"PROPOSAL DATE" means the date indicated on ATTACHMENT A that the Agreement is offered by Sprint to Customer.

"PROPRIETARY INFORMATION" means (a) written information of a Party which is clearly and conspicuously marked as proprietary or confidential or which is accompanied by written notice that such information is confidential, or (b) a verbal communication which is subsequently confirmed in writing to the other Party as confidential or proprietary information which (i) is maintained in confidence and secrecy by the disclosing Party, (ii) is valuable to the disclosing Party because of such confidence or secrecy, and (iii) is subject to the disclosing Party's reasonable efforts to maintain such confidentiality and secrecy. PROPRIETARY INFORMATION shall not include information which (1) is at any time in the public domain other than through wrongdoing on the part of an entity owing a duty of confidentiality to the disclosing Party, (2) is within legitimate possession of the receiving Party without obligation of confidentiality, (3) is lawfully received from a third party having rights therein without restriction of the right to disseminate the information, (4) is independently developed without breach of any obligation of confidentiality through parties without access to or knowledge of such PROPRIETARY INFORMATION, (5) is disclosed with prior written approval of the other Party, (6) is transmitted after the disclosing Party has received written notice from the receiving Party that it does not desire to receive further PROPRIETARY INFORMATION, or (7) is obligated to be produced under order of a court of competent jurisdiction.

"RBOC" means a Regional Bell Operating Company or GTE, or an affiliate of any such entity who purchases service from Sprint under an agreement between Sprint and the Regional Bell Operating Company or GTE.

"RATE ELEMENT" means a jurisdictional element of the rate for a particular SERVICE. For example, Resale Direct rates consist of separate RATE ELEMENTS for interstate, intrastate, Canada, Mexico domestic, Mexico international, other international, and directory assistance usage.

"RATE PERIODS" is a collective reference to the DAY RATE PERIOD, DISCOUNT RATE PERIOD, ECONOMY RATE PERIOD, EVENING RATE PERIOD, NIGHT/WEEKEND RATE PERIOD, OFF PEAK RATE PERIOD, PEAK RATE PERIOD, and STANDARD RATE PERIOD.

"RESALE CONNECT FONCARD SERVICE means a SERVICE consisting of a Sprint authorization code incorporated into Customer's CALLING CARD which, together with Customer's service enhancements, is provided to END USERS for use in originating calls over Sprint's network as provided in EXHIBIT 2.

"RESALE SOLUTION BASE RATES" means the prices provided herein for RESALE SOLUTION SERVICE.

"RESALE SOLUTION SERVICE" means switched SERVICE purchased under the Agreement and invoiced under CTIS.

"SERVICE" means the service identified in the EXHIBITS and ATTACHMENTS that Sprint shall provide and Customer shall purchase hereunder.

"SERVICE ELEMENT" means any line, circuit or other unit of a SERVICE. In the case of switched or virtual SERVICES, "SERVICE ELEMENT" means switched or virtual SERVICES provided at a Customer location.

"SERVICE HIERARCHY LEVEL" means the sixth and lowest level in the Customer's billing hierarchy.

"STANDARD RATE PERIOD" means the TARIFF standard rate period for international SERVICE unless otherwise specified herein.

"TARIFF(S)" means any applicable tariff filed by Sprint with the Federal Communications Commission for interstate or international SERVICE (including TARIFF revisions) and/or any applicable tariff filed with a state regulatory commission for intrastate SERVICE. Should Sprint no longer file TARIFFS in order to provide SERVICE, then TARIFF shall mean the standard rate tables and terms and conditions that replace such TARIFFS.


"TERM" means the term of the Agreement as provided in Paragraph 3 thereof.


                                    EXHIBIT 2

                                    SERVICES


The following SERVICES are provided pursuant to the Agreement:

1.       OUTBOUND SERVICE.

1.1. RESALE DIRECT AND RESALE DIRECT EXTENSION. Resale Direct and Resale Direct Extension is provided hereunder for switched outbound traffic with interstate or international termination that originates over dedicated special access (DS-l or DS-3) circuits.

1.2. RESALE DIRECT. Resale Direct is SERVICE subscribed to, and paid for, by Customer that originates from an ASSOCIATED LOCATION. Resale Direct may be obtained only by a carrier with its own CIC.

1.3. RESALE DIRECT EXTENSION. Resale Direct Extension is SERVICE subscribed to, and paid for, by Customer but connected directly to a NON-ASSOCIATED LOCATION.

1.4. RESALE CONNECT ONE PLUS. Resale Connect One Plus is provided hereunder for switched access outbound traffic utilizing Feature Group D protocol having interstate or international termination.

2.       TOLL FREE SERVICE.

2.1. RESALE DIRECT TOLL FREE AND RESALE DIRECT TOLL FREE EXTENSION. Resale Direct Toll Free and Resale Direct Toll Free Extension is provided hereunder for Customer switched inbound traffic with interstate or international origination that terminates over dedicated special access (DS-1 or DS-3) circuits.

2.2. RESALE DIRECT TOLL FREE. Resale Direct Toll Free is Toll Free SERVICE subscribed to, and paid for, by Customer that terminates to an ASSOCIATED LOCATION. Resale Direct Toll Free may be obtained only by a carrier with its own CIC.

2.3. RESALE DIRECT TOLL FREE EXTENSION. Resale Direct Toll Free Extension is Toll Free SERVICE subscribed to, and paid for, by Customer but connected directly to a NON-ASSOCIATED LOCATION.

2.4. RESALE CONNECT TOLL FREE. Resale Connect Toll Free is provided hereunder for switched inbound traffic, terminating on Feature Group D protocol, having interstate or international origination.

2.5. INTERNATIONAL TOLL FREE ORIGINATION. International Toll Free SERVICE ("ITFS") shall be provided subject to availability. Because of a limited quantity of Toll Free numbers in some countries, Sprint may, as it deems appropriate, after 30 days notice, disconnect any ITFS number which does not generate at least 60 minutes of usage during any period of three consecutive months. ITFS traffic must be terminated directly in the continental U.S. If reorigination occurs, ITFS traffic is subject to foreign PTT interruption and is beyond Sprint's control. ITFS SERVICE shall be provided pursuant to Tariff, including rates, discounts and Toll Free number charges, unless otherwise provided herein.

3.       DIRECTORY ASSISTANCE.

3.1. INTERSTATE. Interstate directory assistance provided hereunder must have a domestic origination over Customer's circuits. Sprint may modify directory assistance prices provided in the Agreement to reflect changes in LEC directory assistance charges.

3.2. INTERNATIONAL. International directory assistance is provided pursuant to Tariff. International directory assistance must have a domestic origination over Customer's circuits and request numbers must be located in the countries listed in Sprint's FCC Tariff 1, Section 2.1. International directory assistance may be obtained by calling a Sprint operator who will request the number from the appropriate country's international operator. Sprint may modify directory assistance prices provided in the Agreement to reflect changes in directory assistance charges of other countries.

3.3. TOLL FREE DIRECTORY LISTINGS. Customer's Toll Free numbers shall not be eligible for any toll free directory listing at Sprint's expense.

4.       RESALE CONNECT FONCARD SERVICE.

4.1. RESALE CONNECT FONCARD SERVICE consists of an authorization code issued by Sprint which Customer will incorporate into a CALLING CARD. The CALLING CARD, together with Customer provided service enhancements, will be provided in Customer's name to END USERS who may use the card to originate calls over Sprint's network in the contiguous U.S. and selected countries. Sprint will transport Customer's CALLING CARD traffic with the same quality as Sprint FONCard traffic.

4.2. AVAILABILITY. RESALE CONNECT FONCARD SERVICE is provided subject to (a) availability and compatibility of facilities, (b) Customer fulfillment, and (c) Toll Free access origination, which Customer agrees may be withheld by Sprint in certain LATAs because of facility constraints.

4.3. ACTIVATION. Sprint will provide Customer with activated authorization codes to be imprinted on Customer's CALLING CARDS. The codes will be provided within 30 days following Customer's request and notice to Sprint of Customer's fulfillment vendor.

4.4. TOLL FREE ACCESS. Customer may elect CALLING CARD access to a Sprint operator using either a "Generic" or "Branded" Toll Free access number. The operator response to a Generic Toll Free call will be similar to: "Long Distance, may I help you?" Calls to a Branded access number will be answered by an operator assigned exclusively to Customer. Operator response to Branded access calls will be similar to: "(Customer) Long Distance Operator."

Customer shall pay a non-recurring charge for establishing account access as provided in ATTACHMENT B.

4.5. SERVICE REPRESENTATIVE. Sprint will designate a representative to provide Customer service. This representative will not be available for direct contact by END USERS.

4.6. NON-EMERGENCY DEACTIVATION. Sprint will advise Customer of the process for requesting non-emergency deactivation of an authorization code. Sprint may periodically deactivate unused authorization codes to minimize potential fraud. Sprint will notify Customer of any such deactivation. Emergency deactivation is provided for in Subparagraph 4.9 of this ATTACHMENT.

4.7. REMEDY FOR SERVICE FAILURE. Notwithstanding anything to the contrary in Subparagraph 4.1(e) of the Agreement, Customer's sole and exclusive remedy for failure of a particular RESALE CONNECT FONCARD SERVICE shall be discontinuation of the affected SERVICE subject to Paragraph 25 of the Agreement.

4.8. CUSTOMER OBLIGATIONS. Customer shall, at Customers expense: (a) design, manufacture and distribute its CALLING CARDS; (b) solicit END USERS in its own name in compliance with Paragraph 8 of the Agreement; (c) address END USER service requests; (d) determine END USER creditworthiness; (e) define its relationship with END USERS relative to its CALLING CARD service by tariff or contract; (f) provide CALLING CARD fulfillment using a bonded fulfillment vendor; (g) supply its fulfillment vendor with necessary END USER information;
(h) maintain its own END USER data base; (i) provide END USER customer service, billing and collection; (j) maintain its own END USER customer service number, which shall be printed on each CALLING CARD; (k) establish internal CALLING CARD management procedures; (l) monitor for fraud and code abuse; and (m) cooperate and interface with Sprint to prevent fraud or code abuse as provided herein.

Customer shall provide Sprint with all order authorizations, service applications and information that Sprint requires to establish and maintain RESALE CONNECT FONCARD SERVICE and proper invoicing.

Customer shall be liable for (a) all usage charged to an activated authorization code after the code is provided to Customer or its agent so long as Customer has not requested that Sprint block such calling card or authorization code and a normal customary timeframe has elapsed, (b) non payment by END USERS, and (c) billing adjustments granted to END USERS as provided in Subparagraph 11.6 of the Agreement.

Customer shall indemnify and hold Sprint harmless from any claim or damages resulting from Sprint's deactivation of an authorization code at Customer's request except for Sprint's obligation to pay for charges on a calling card or authorization code after normal customary timeframes after Customer requested that Sprint block such card or authorization code.

4.9. CODE ABUSE; FRAUD; EMERGENCY DEACTIVATION. Sprint and Customer will cooperate to deter CALLING CARD fraud and code abuse. Sprint will monitor usage of Customer CALLING CARDS to detect fraud or code abuse in the same manner that it monitors FONCard usage of its own customers. This activity will not create any liability on the part of Sprint resulting from code abuse or fraud. Customer shall be liable for all usage charged to an activated authorization code that results from fraud or code abuse.

Sprint will notify Customer of (a) the process Customer may use to obtain emergency deactivation of a lost or stolen CALLING CARD and (b) the process Sprint will use to notify Customer of suspected fraud or code abuse.

Customer shall maintain a 7 day per week, 24 hour per day, contact that Sprint will immediately notify if fraud or code abuse is suspected. Customer shall advise Sprint within 30 minutes alter receiving such notice whether it wants the authorization code deactivated. If Sprint is unable to reach Customer's contact, or if Customer fails to respond to Sprint's notice within 30 minutes, Sprint may, in its discretion, deactivate the authorization code and advise Customer of its actions. Sprint shall incur no liability for such deactivation.

Sprint shall be liable for calls charged to an authorization code after a period of 4 hours following an appropriate emergency deactivation request.

Requests for credit pursuant to this subparagraph shall be supported by appropriate documentation. Sprint will investigate and, in its discretion, either approve or reject such requests. Notwithstanding anything in Paragraph 17 of the Agreement, the amount of any credit request under this subparagraph shall not be deducted as a disputed charge prior to payment of an invoice.

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.



                                 Attachment A-1


A.3.     TERM OF AGREEMENT: 24 months.

         The price for Services provided hereunder will be applied systematically effective with the May 1998 usage invoice and Sprint will apply benchmark style credits for the February 1998, March 1998 and April 1998 usage periods in order to approximate discounts due for these periods.

A.13.8.  FORWARD PRICING - FORWARD PRICING VOLUME OF SERVICE: Not applicable.

A.14.1.  MINIMUM COMMITMENT: Not applicable.

A.14.5.  MINIMUM PORT USAGE: $[**]

PROMOTIONAL ACF/COC/EFT CHARGES

         All ACF Charges will be per applicable tariff.
         Monthly recurring COC charges will be $[**] per port.
         Monthly recurring EFC charges will be $[**] per port when Customer utilizes Sprint's entrance facilities.

         Such COC charges and port charges are only applicable to circuits connected directly to Network Plus's network.


         From August 1, 1998 through December 31, 1998 Sprint will waive applicable T1 access installation charges (local loop, COC, and ACF) for New Accounts provided such T1's remain in service for a period of at least [**]. Customer's applicable T1 installation charges will be credited when installed, up to a maximum of $[**], however, if an eligible T1 is taken out of service for any reason within [**] of installation, Customer will be debited back a prorated portion of the amount that was originally credited.


ANI DELIVERY SURCHARGE

         Sprint will waive Customer's Real Time ANI delivery surcharge in exchange for a monthly minimum of $[**] in Direct Toll Free usage.

PROMOTIONAL SHORTFALL LIABILITY CREDIT:

         1) Sprint will waive Customer's existing minimum commitment liability in the amount of $[**] upon execution of this contract.

         2) The Promotional Shortfall Liability Credit is a one time waiver of liabilities incurred by Customer pursuant to Section
                  14.1 of the previous Resale Solutions Switched Services Agreement between the parties dated May 1996 and does not relieve Customer of any Minimum Commitment liability in this Agreement.

         Provided Customer is current on all payments for its Sprintmail usage, Sprint will, once each calendar quarter, issue a credit to Customer in an amount equal to Customer's actual Sprintmail charges incurred during that quarter. The credit will appear on Customer's invoice one month after the conclusion of the quarter for which the credit is issued.

PRIMARY CARRIER REQUIREMENT

         Pricing Contingent on Primary Carrier Status. Pricing hereunder is contingent on Customer utilizing Sprint as its PRIMARY CARRIER for the following PRIMARY CARRIER SERVICES

         Resale Direct
         Resale Direct Toll Free
         Resale Direct Extension
         Resale Direct Toll Free Extension
         Resale Connect One Plus
         Resale Connect Toll Free

                                 Attachment A-2

         Resale Connect Toll Free and Resale Direct Toll Free SERVICE are a PRIMARY CARRIER SERVICE therefore Customer shall (a) designate Sprint as its PRIMARY CARRIER in the Toll Free Service Management System database for all domestic Toll Free traffic that is not originated through Customer's network and (b) maintain access facilities sufficient to send 100% of its traffic to Sprint with no more than 2% blockage during the peak busy hour of Customer's average business day.

         Resale Connect One Plus is a PRIMARY CARRIER SERVICE therefore 100% of all END USER ANIS under Customer's control, which are not PICED to Customer directly or an entity sub-CICing to Customer, shall be PICED to Sprint during the TERM.

         Resale Direct Extension and Resale Direct Toll Free Extension are PRIMARY CARRIER SERVICES therefore 100% of all Dedicated Access END USERS under Customer's control, who are not connected directly to Customer or not planned to be connected directly to Customer, shall be placed on the Sprint network during the TERM.

         If Resale Direct is a PRIMARY CARRIER SERVICE then Customer shall maintain access facilities sufficient to send to Sprint at least 70% of the domestic traffic Customer does not terminate itself.

         Customer shall produce within 30 days following Sprint's request, evidence reasonably acceptable to Sprint that it is in compliance with this subparagraph. Both Sprint and Customer will reasonably determine the process and the sharing of costs for providing such evidence. Should Customer fail to maintain Sprint as PRIMARY CARRIER on any PRIMARY CARRIER SERVICE, Sprint may, at its option and in addition to other remedies available in law or equity, discontinue Promotional Discounts for SERVICES provided until such time as Customer is in full compliance with this subparagraph 13.9. Customer may select a temporary back-up carrier for any period during which it is affected by a Sprint network outage.

         If Customer acquires another entity (the "Acquired Entity"), and such Acquired Entity's interexchange traffic is provided by another interexchange carrier pursuant to a binding agreement (the "Other Agreement") entered into between such Acquired Entity and such other interexchange carrier, such interexchange traffic will not be subject to the Primary Carrier Requirements of this Agreement, provided, however, that Customer agrees that i) it will not renew, modify, or otherwise extend such Other Agreement, ii) it will utilize its best efforts to transition such Acquired Entity's traffic to Sprint as soon it is commercially able to do so under such Other Agreement, and that
         iii) it will transition all such traffic to Sprint under this Agreement immediately upon expiration of such Other Agreement. Customer further agrees that any excess traffic which is not obligated to be purchased under such Other Agreement during the term of such Other Agreement shall be immediately transitioned to Sprint under this Agreement pursuant to the terms of this Agreement.

         In the event such Acquired Entity is currently receiving interexchange services from Sprint, Customer agrees to leave such interexchange traffic with Sprint under such Acquired Entity's current agreement with Sprint, or, upon its expiration or termination thereof, to transition such traffic to this Agreement under the same terms and conditions outlined herein.

A.34     PROPOSAL DATE: May 11, 1998

    Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.



                                 Attachment B-1

B.13.4  BILLING INCREMENTS/USAGE PERIODS FOR PER MINUTE CHARGES.

     SERVICE will be invoiced based on PER MINUTE CHARGES utilizing TARIFFED RATE PERIODS and TARIFFED BILLING INCREMENTS, unless specifically set forth below:


                     Service Type/                                     Initial               Additional Billing
                      Rate Element                             Billing Increment (sec)        Increment (sec)
          Interstate Direct & Direct Extension                           [**]                       [**]
         Canada Term. Direct & Direct Extension                          [**]                       [**]
      Mexico US Element Direct & Direct Extension                        [**]                       [**]
    Mexico Int'l. Element Direct & Direct Extension                      [**]                       [**]
         Other Int'l Direct & Direct Extension                           [**]                       [**]

              Interstate Connect One Plus                                [**]                       [**]
             Canada Term. Connect One Plus                               [**]                       [**]
           Mexico US Element Connect One Plus                            [**]                       [**]
         Mexico Int'l Element Connect One Plus                           [**]                       [**]
              Other Int'l Connect One Plus                               [**]                       [**]

  Interstate Direct Toll Free & Direct Toll Free Ext.                    [**]                       [**]
 Canada Orig. Direct Toll Free & Direct Toll Free Ext.                   [**]                       [**]
    Mexico Direct Toll Free & Direct Toll Free Ext.                      [**]                       [**]
 Other Int'l. Direct Toll Free & Direct Toll Free Ext.                   [**]                       [**]
   Caribbean Direct Toll Free & Direct Toll Free Ext.                    [**]                       [**]

              Interstate Connect Toll Free                               [**]                       [**]
             Canada Orig. Connect Toll Free                              [**]                       [**]
                Mexico Connect Toll Free                                 [**]                       [**]
             Other Int'l. Connect Toll Free                              [**]                       [**]
              Caribbean Connect Toll Free                                [**]                       [**]

               Interstate Connect FONcard                                [**]                       [**]

B.13.5 NON-BELL SWITCHED ORIGINATION/TERMINATION/TOLL FREE ORIGINATION CHARGE. Customer shall pay the following charges for each minute of a switched interstate call originating or terminating in a NON-BELL SERVICE AREA:

               $[**] per minute - applied to all non-Bell terminating minutes for Direct usage.
               $[**] per minute - applied to all non-Bell originating minutes for Direct Toll Free.

B.13.6 SWITCHED ORIGINATION/TERMINATION/TOLL FREE ORIGINATION CHARGE. Customer shall pay the following charges for each minute of a switched interstate:

               Not Applicable

  Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.


                                Attachment B-2


B.14.2   LEC CAP MAXIMUM NON-BELL TRAFFIC.

                                 Maximum Originating        Maximum Terminating         Non-Bell
       Service Type               Non-Bell Traffic %        Non-Bell Traffic %         Surcharge

Resale Direct                            [**]                       [**]                  [**]
Resale Direct Toll Free                  [**]                       [**]                  [**]
Resale Connect One Plus                  [**]                       [**]                  [**]
Resale Connect Toll Free                 [**]                       [**]                  [**]
Resale Connect FONcard                   [**]                       [**]                  [**]
Resale Direct Extension                  [**]                       [**]                  [**]
Resale Direct Toll Free Ext              [**]                       [**]                  [**]

B.14.3. MINIMUM AVERAGE CALL DURATION: MINIMUM AVERAGE TIME REQUIREMENT (MATR) shall not apply unless specifically set forth below:


          Service Type                 MATR               MATR Surcharge
             [**]                      [**]                     [**]


B.14.4.  MAXIMUM NONCOMPLETE CALL PERCENTAGE.

    Direct Toll Free, Direct Toll Free              Maximum
     Extension, and Connect Toll Free           Noncomplete Toll                 Per Call
        Usage Type (Rate Element)             Free Call Percentage              Surcharge

         Intrastate/Interstate                        [**]                         [**]
        International/Canadian                        [**]                         [**]

PROMOTIONAL MONTHLY RECURRING TOLL FREE CHARGES:

     Customer's Monthly Recurring Connect Toll Free service charge will be $[**] per Connect Toll Free account per month.

     Customer's Toll Free numbers (Connect Toll Free, Direct Toll Free, and Direct Toll Free Extension) requiring Toll Free Directory Assistance Listings will be charged an additional Monthly Recurring Charge of $[**] per month per Toll Free number requiring such listing.

TOLL FREE DATABASE QUERY CHARGE

     Customer's Toll Free Database Query charge will be $[**] per domestic Direct Toll Free, Direct Toll Free Extension, and Connect Toll Free Call.

   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.


                                 Attachment C-1

          Interstate Resale Connect One Plus, Resale Connect Toll Free
                     and Resale Connect FONcard LATA Groups

---------------------------------------------------------------------------------------------------------------
GROUP 1
---------------------------------------------------------------------------------------------------------------
120   Maine                   422   Charlotte, NC          566   San Antonio, TX          976   Mattoon, IL
122   New Hampshire           424   Greensboro, NC         568   Brownsville, TX          977   Macomb, IL
124   Vermont                 426   Raleigh, NC            570   Bryan, TX                978   Olney, IL
126   Springfield, MA         428   Wilmington, NC         620   Rochester, MN
128   Boston, MA              430   Greenville, SC         624   Duluth, MN
130   Rhode Island            432   Florence, SC           626   St. Cloud, MN
132   New York Metro          434   Columbia, SC           628   Minneapolis, MN
133   Poughkeepsie, NY        436   Charleston, SC         630   Sioux City, IA
134   Albany, NY              438   Atlanta, GA            632   Des Moines, IA
136   Syracuse, NY            440   Savannah, GA           634   Davenport, IA
138   Binghampton, NY         442   Augusta, GA            635   Cedar Rapids, IA
140   Buffalo, NY             444   Albany, GA             636   Fargo-Brainerd, ND
220   Atlantic City, NJ       446   Macon, GA              638   Bismark, ND
222   Trenton, NJ             448   Pensacola, FL          640   Sioux Falls, SD
224   Newark, NJ              450   Panama City, FL        644   Omaha, NE
226   Capital, PA             452   Jacksonville, FL       646   Grand Island, NE
228   Philadelphia, PA        454   Gainsville, FL         648   Great Falls, MT
230   Altoona, PA             456   Daytona Beach, FL      650   Billings, MT
232   Northeast PA            458   Orlando, FL            652   Boise, ID
234   Pittsburgh, PA          460   Miami, FL              654   Cheyenne, WY
236   Washington, DC          462   Louisville, KY         656   Denver, CO
238   Baltimore, MD           464   Owensboro, KY          658   Colorado Spgs, CO
240   Hagerstown, MD          466   Winchester, KY         660   Utah
242   Salisbury, MD           468   Memphis, TN            664   New Mexico
244   Roanoke, VA             470   Nashville, TN          666   Phoenix, AZ
246   Culpepper, VA           472   Chattanooga, TN        668   Tucson, AZ
248   Richmond, VA            474   Knoxville, TN          670   Eugene, OR
250   Lynchburg, VA           476   Birmingham, AL         672   Portland, OR
252   Norfolk, VA             477   Huntsville, AL         674   Seattle, WA
254   Charleston, WV          478   Montgomery, AL         676   Spokane, WA
256   Clarksburg, WV          480   Mobile, AL             720   Reno, NV
320   Cleveland, OH           482   Jackson, MS            721   Las Vegas, NV
322   Youngstown, OH          484   Biloxi, MS             722   San Francisco, CA
324   Columbus, OH            486   Shreveport, LA         724   Chico, CA
325   Akron, OH               488   Lafayette, LA          726   Sacramento, CA
326   Toledo, OH              490   New Orleans, LA        728   Fresno, CA
328   Dayton, OH              492   Baton Rouge, LA        730   Los Angeles, CA
330   Evansville, IN          520   St. Louis, MO          732   San Diego, CA
332   South Bend, IN          521   Columbia, MO           734   Bakersfield, CA
334   Auburn/Hunt., IN        522   Springfield, MO        736   Monterey, CA
336   Indianapolis, IN        524   Kansas City, MO        738   Stockton, CA
338   Bloomington, IN         526   Fort Smith, AR         740   San Luis Ob., CA
340   Detroit, MI             528   Little Rock, AR        920   Connecticut
342   Marquette, MI           530   Pine Bluff, AR         922   Cincinnati, OH
344   Saginaw, MI             532   Wichita, KS            923   Lima-Mansfield, OH
346   Lansing, MI             534   Topeka, KS             924   Erie, PA
348   Grand Rapids, MI        536   Oklahoma City, OK      927   Harrisonburg, VA
350   Green Bay, WI           538   Tulsa, OK              928   Charlottesville, VA
352   Eau Claire, WI          540   El Paso, TX            937   Richmond, IN
354   Madison, WI             542   Midland, TX            938   Terre Haute, IN
356   Milwaukee, WI           544   Lubbock, TX            939   Ft. Myers, FL
358   Chicago, IL             546   Amarillo, TX           949   Fayetteville, NC
360   Rockford, IL            548   Wichita Falls, TX      951   Rocky Mount, NC
362   Cairo, IL               550   Abilene, TX            952   Tampa, FL
364   De Kalb, IL             552   Dallas, TX             953   Tallahasse, FL
366   Bloomington, IL         554   Longview, TX           956   Bristol/JoeCty, TN
368   Peoria, IL              556   Waco-Temple, TX        958   Lincoln, NE
370   Champ.-Urban, IL        558   Austin, TX             960   Coeur D'Alene, ID
374   Springfield, IL         560   Houston, TX            961   San Angelo, TX
376   Quincy, IL              562   Beaumont, TX           973   Palm Springs, CA
420   Asheville, NC           564   Corpus Christi, TX     974   Rochester, NY
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
GROUP 2
---------------------------------------------------------------------------------------------------------------
820   Puerto Rico             870   CNMI                   963   Kalispell, MT
822   U.S. Virgin Islands     871   Guam                   980   Navajo Terr., AZ
832   Alaska                  921   Fishers Island, NY     981   Navajo Terr., UT
834   Hawaii                  929   Edinburg, VA                  ALL OTHERS
                              932   Bluefield, WV

   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.


                                                Attachment C-2

                           Interstate Resale Direct Network Extension, Resale Direct
                                          Toll Free Network Extension
                                    And Resale Direct Toll Free LATA Groups
-------------------------------------------------------------------------------------------------------------------
GROUP 1
-------------------------------------------------------------------------------------------------------------------
120   Maine                  352   Eau Claire, WI          490   New Orleans, LA         660   Utah
122   New Hampshire          354   Madison, WI             492   Baton Rouge, LA         664   New Mexico
124   Vermont                356   Milwaukee, WI           520   St. Louis, MO           666   Phoenix, AZ
126   Springfield, MA        358   Chicago, IL             521   Columbia, MO            668   Tucson, AZ
128   Boston, MA             360   Rockford, IL            522   Springfield, MO         670   Eugene, OR
130   Rhode Island           362   Cairo, IL               524   Kansas City, MO         672   Portland, OR
132   New York Metro         364   De Kalb, IL             526   Fort Smith, AR          674   Seattle, WA
133   Poughkeepsie, NY       366   Bloomington, IL         528   Little Rock, AR         676   Spokane, WA
134   Albany, NY             368   Peoria, IL              530   Pine Bluff, AR          720   Reno, NV
136   Syracuse, NY           370   Champ.-Urban, IL        532   Wichita, KS             721   Las Vegas, NV
138   Binghampton, NY        374   Springfield, IL         534   Topeka, KS              722   San Francisco, CA
140   Buffalo, NY            376   Quincy, IL              536   Oklahoma City, OK       724   Chico, CA
220   Atlantic City, NJ      420   Asheville, NC           538   Tulsa, OK               726   Sacramento, CA
222   Trenton, NJ            422   Charlotte, NC           540   El Paso, TX             728   Fresno, CA
224   Newark, NJ             424   Greensboro, NC          542   Midland, TX             730   Los Angeles, CA
226   Capital, PA            426   Raleigh, NC             544   Lubbock, TX             732   San Diego, CA
228   Philadelphia, PA       428   Wilmington, NC          546   Amarillo, TX            734   Bakersfield, CA
230   Altoona, PA            430   Greenville, SC          548   Wichita Falls, TX       736   Monterey, CA
232   Northeast PA           432   Florence, SC            550   Abilene, TX             738   Stockton, CA
234   Pittsburgh, PA         434   Columbia, SC            552   Dallas, TX              740   San Luis Ob., CA
236   Washington, DC         436   Charleston, SC          554   Longview, TX            920   Connecticut
238   Baltimore, MD          438   Atlanta, GA             556   Waco-Temple, TX         922   Cincinnati, OH
240   Hagerstown, MD         440   Savanna, GA             558   Austin, TX              923   Lima-Mansfield, OH
242   Salisbury, MD          442   Augusta, GA             560   Houston, TX             924   Erie, PA
244   Roanoke, VA            444   Albany, GA              562   Beaumont, TX            927   Harrisonburg, VA
246   Culpepper, VA          446   Macon, GA               564   Corpus Christi, TX      928   Charlottesville, VA
248   Richmond, VA           448   Pensacola, FL           566   San Antonio, TX         937   Richmond, IN
250   Lynchburg, VA          450   Panama City, FL         568   Brownsville, TX         938   Terre Haute, IN
252   Norfolk, VA            452   Jacksonville, FL        570   Bryan, TX               939   Ft. Myers, FL
254   Charleston, WV         454   Gainsville, FL          620   Rochester, MN           949   Fayetteville, NC
256   Clarksburg, WV         456   Daytona Beach, FL       624   Duluth, MN              951   Rocky Mount, NC
320   Cleveland, OH          458   Orlando, FL             626   St. Cloud, MN           952   Tampa, FL
322   Youngstown, OH         460   Miami, FL               628   Minneapolis, MN         953   Tallahassee, FL
324   Columbus, OH           462   Louisville, KY          630   Sioux City, IA          956   Bristol/JoCty, TN
325   Akron, OH              464   Owensboro, KY           632   Des Moines, IA          958   Lincoln, NE
326   Toledo, OH             466   Winchester, KY          634   Davenport, IA           960   Coeur D'Alene, ID
328   Dayton, OH             468   Memphis, TN             635   Cedar Rapids, IA        961   San Angelo, TX
330   Evansville, IN         470   Nashville, TN           636   Fargo-Brainerd, ND      973   Palm Springs, CA
332   South Bend, IN         472   Chattanooga, TN         638   Bismark, ND             974   Rochester, NY
334   Auburn/Hunt., IN       474   Knoxville, TN           640   Sioux Falls, SD         976   Mattoon, IL
336   Indianapolis, IN       476   Birmingham, AL          644   Omaha, NE               977   Macomb, IL
338   Bloomington, IN        477   Huntsville, AL          646   Grand Island, NE        978   Olney, IL
340   Detroit, MI            478   Montgomery, AL          648   Great Falls, MT
342   Marquette, MI          480   Mobile, AL              650   Billings, MT
344   Saginaw, MI            482   Jackson, MS             652   Boise, ID
346   Lansing, MI            484   Biloxi, MS              654   Cheyenne, WY
348   Grand Rapids, MI       486   Shreveport, LA          656   Denver, CO
350   Green Bay, WI          488   Lafayette, LA           658   Colorado Spgs, CO
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
GROUP 2
-------------------------------------------------------------------------------------------------------------------
820  Puerto Rico                       834  Hawaii                           932  Bluefield, WV
822  U.S. Virgin Islands               929  Edinburg, VA

-------------------------------------------------------------------------------------------------------------------
GROUP 3
-------------------------------------------------------------------------------------------------------------------
832  Alaska                            921  Fishers Island, NY               980  Navajo Terr., AZ
870  CNMI                              963  Kalispell, MT                    981  Navajo Terr., UT
871  Guam                                                                            ALL OTHERS

   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

                                           Attachment C-3
                                Interstate Resale Direct LATA Groups

------------------------------------------------------------------------------------------------------------------
                     GROUP 1                                                     GROUP 2
------------------------------------------------------------------------------------------------------------------
220  Atlantic City, NJ        366  Bloomington, IL          226  Capital, PA              356  Milwaukee, WI
222  Trenton, NJ              460  Miami, FL                230  Altoona, PA              360  Rockford, IL
224  Newark, NJ               524  Kansas City, MO          240  Hagerstown, MD           364  De Kalb, IL
228  Philadelphia, PA         552  Dallas, TX               242  Salisbury, MD            368  Peoria, IL
232  Northeast PA             560  Houston, TX              244  Roanoke, VA              370  Champ.-Urban, IL
234  Pittsburgh, PA           674  Seattle, WA              254  Charleston, WV           374  Springfield, IL
236  Washington, DC           722  San Francisco, CA        256  Clarksburg, WV           376  Quincy, IL
238  Baltimore, MD            726  Sacramento, CA           320  Cleveland, OH            426  Raleigh, NC
246  Culpepper, VA            728  Fresno, CA               322  Youngstown, OH           521  Columbia, MO
248  Richmond, VA             730  Los Angeles, CA          324  Columbus, OH             526  Fort Smith, AR
250  Lynchburg, VA            732  San Diego, CA            325  Akron, OH                540  El Paso, TX
252  Norfolk, VA              734  Bakersfield, CA          326  Toledo, OH               544  Lubbock, TX
334  Auburn/Hunt., IN         736  Monterey, CA             328  Dayton, OH               556  Waco-Temple, TX
340  Detroit, MI              738  Stockton, CA             330  Evansville, IN           558  Austin, TX
358  Chicago, IL              922  Cincinnati, OH           332  South Bend, IN           570  Bryan, TX
438  Atlanta, GA                                            336  Indianapolis, IN         656  Denver, CO
                                                            338  Bloomington, IN          666  Phoenix, AZ
                                                            344  Saginaw, MI              720  Reno, NV
                                                            346  Lansing, MI              724  Chico, CA
                                                            348  Grand Rapids, MI         740  San Luis Ob., CA
                                                            350  Green Bay, WI            974  Rochester, NY
                                                            354  Madison, WI


------------------------------------------------------------------------------------------------------------------
                                     GROUP 3                                                     GROUP 4
------------------------------------------------------------------------------------------------------------------
342  Marquette, MI            472  Chattanooga, TN          564  Corpus Christi, TX       128  Boston, MA
352  Eau Claire, WI           474  Knoxville, TN            566  San Antonio, TX          132  New York Metro
362  Cairo, IL                476  Birmingham, AL           568  Brownsville, TX          444  Albany, GA
420  Asheville, NC            477  Huntsville, AL           620  Rochester, MN            454  Gainsville, FL
422  Charlotte, NC            478  Montgomery, AL           624  Duluth, MN               464  Owensboro, KY
424  Greensboro, NC           480  Mobile, AL               626  St. Cloud, MN            482  Jackson, MS
428  Wilmington, NC           484  Biloxi, MS               628  Minneapolis, MN          486  Shreveport, LA
430  Greenville, SC           490  New Orleans, LA          630  Sioux City, IA           488  Lafayette, LA
432  Florence, SC             492  Baton Rouge, LA          632  Des Moines, IA           636  Fargo-Brainerd, ND
434  Columbia, SC             520  St. Louis, MO            634  Davenport, IA            638  Bismark, ND
436  Charleston, SC           522  Springfield, MO          635  Cedar Rapids, IA         640  Sioux Falls, SD
440  Savannah, GA             528  Little Rock, AR          644  Omaha, NE                646  Grand Island, NE
442  Augusta, GA              530  Pine Bluff, AR           648  Great Falls, MT          650  Billings, MT
446  Macon, GA                532  Wichita, KS              658  Colorado Spgs, CO        652  Boise, ID
448  Pensacola, FL            534  Topeka, KS               660  Utah                     654  Cheyenne, WY
450  Panama City, FL          536  Oklahoma City, OK        664  New Mexico               721  Las Vegas, NV
452  Jacksonville, FL         538  Tulsa, OK                668  Tucson, AZ               928  Charlottesville, VA
456  Daytona Beach, FL        542  Midland, TX              670  Eugene, OR               973  Palm Springs, CA
458  Orlando, FL              546  Amarillo, TX             672  Portland, OR             977  Macomb, IL
462  Louisville, KY           548  Wichita Falls, TX        676  Spokane, WA              ------------------------
466  Winchester, KY           550  Abilene, TX              920  Connecticut                      GROUP 6
468  Memphis, TN              554  Longview, TX             956  Bristol/JoCty, TN        ------------------------
470  Nashville, TN            562  Beaumont, TX             976  Mattoon, IL              820  Puerto Rico
-------------------------------------------------------------------------------------     822  U.S. Virgin Islands
                                    GROUP 5                                               834  Hawaii
-------------------------------------------------------------------------------------     929  Edinburg, VA
120  Maine                    138  Binghampton, NY          949  Fayetteville, NC         932  Bluefield, WV
122  New Hampshire            140  Buffalo, NY              951  Rocky Mount, NC          ------------------------
124  Vermont                  923 Lima-Mansfield, OH        952  Tampa, FL                       GROUP 7
126  Springfield, MA          924  Erie, PA                 953  Tallahassee, FL          ------------------------
130  Rhode Island             927  Harrisonburg, VA         958  Lincoln, NE              832  Alaska
133  Poughkeepsie, NY         937  Richmond, IN             960  Coeur D'Alene, ID        870  CNMI
134  Albany, NY               938  Terre Haute, IN          961  San Angelo, TX           871  Guam
136  Syracuse, NY             939  Ft. Myers, FL            978  Olney, IL                921  Fishers Island, NY
                                                                                          963  Kalispell, MT
                                                                                          980  Navajo Terr., AZ
                                                                                          981  Navajo Terr., UT
                                                                                          ALL OTHERS
------------------------------------------------------------------------------------------------------------------

   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.



                                 Attachment C-4

INTERSTATE SWITCHED NETWORK EXTENSION

BASE RATES

----------------------------------------------------------------------------------------------------------------------------
                                         Resale                           Resale                         Resale
                                  Connect One Plus-Comm           Connect One Plus-Resi            Connect Toll Free
        LATA Group               Peak            OffPeak          Peak           OffPeak          Peak           OffPeak
----------------------------------------------------------------------------------------------------------------------------
             1                   [**]             [**]            [**]             [**]           [**]             [**]
             2                   [**]             [**]            [**]             [**]           [**]             [**]
----------------------------------------------------------------------------------------------------------------------------

See LATA Group Descriptions. LATA Group 2 rates apply to usage originating from/terminating to Group 2 LATAs. LATA Group 2 rates are not eligible for Discount 2.

DISCOUNT 1:  The above listed base rates are not eligible for any tariff or contractual discount 1s.
DISCOUNT 2

----------------------------------------------------------------------------------------------------------------------------
      Monthly Volume                     Resale                           Resale                         Resale
        of Carrier               Connect One Plus-Comm            Connect One Plus-Resi             Connect Toll Free

     Transport Service           Peak            OffPeak          Peak           OffPeak          Peak           OffPeak
----------------------------------------------------------------------------------------------------------------------------
           $0 - [**]             [**]             [**]            [**]             [**]           [**]             [**]
     [**]       +                [**]             [**]            [**]             [**]           [**]             [**]
----------------------------------------------------------------------------------------------------------------------------

   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.


                                 Attachment C-5

INTERSTATE SWITCHED NETWORK EXTENSION

BASE RATES

--------------------------------------------------------------------------------
                                                     Resale
                                               Connect FONcard

            LATA Group                      Peak               OffPeak
--------------------------------------------------------------------------------
                 1                          [**]                 [**]
                 2                          [**]                 [**]
--------------------------------------------------------------------------------

See LATA Group Descriptions. LATA Group 2 rates apply to usage originating from/terminating to Group 2 LATAs. LATA Group 2 rates are not eligible for Discount 2.

DISCOUNT 1: The above listed base rates are not eligible for any tariff or contractual discount 1s.
DISCOUNT 2: The above listed base rates are not eligible for any tariff or contractual discount 2s.

INTERSTATE FONCARD BONG SURCHARGE (PER CALL)

------------------------------------------
         State                Rate
------------------------------------------
          All                 [**]
------------------------------------------

Foncard Surcharge not eligible for Discounts

   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.


                                 Attachment C-6

INTERSTATE DEDICATED NETWORK EXTENSION

SPECIAL PROMOTIONAL RATE - FOR FIRST [**] MINUTES OF RESALE DIRECT NETWORK EXT. AND RESALE DIRECT TOLL FREE NETWORK EXTENSION USAGE FOR NEW ANI'S.

--------------------------------------------------------------------------------
                        Resale                           Resale
                   Direct Network Ext.          Direct Toll Free Net. Ext.

LATA Group       Peak          OffPeak           Peak            OffPeak
--------------------------------------------------------------------------------
    1            [**]            [**]            [**]              [**]
    2            [**]            [**]            [**]              [**]
    3            [**]            [**]            [**]              [**]
--------------------------------------------------------------------------------
See LATA Group Descriptions.  Group 2 and 3 rates are not eligible for Discount 2.

DISCOUNT 1   - the above listed base rates are not eligible for any tariff or contractual discount 1s.

DISCOUNT 2

--------------------------------------------------------------------------------
                                         Resale                 Resale
         Volume of                 Direct Network Ext.    Direct Toll Free. Ext.

 Carrier Transport Service          Peak       ffPeak     Peak          OffPeak
--------------------------------------------------------------------------------
       $0 - $[**]                   [**]        [**]      [**]            [**]
--------------------------------------------------------------------------------

================================================================================

INTERSTATE DEDICATED NETWORK EXTENSION - FOR ALL INSTALLED SERVICES AND ALL DIRECT NETWORK EXTENSION AND DIRECT TOLL FREE NETWORK EXTENSION USAGE AFTER THE FIRST 12,000,000 MOU'S.

BASE RATES

--------------------------------------------------------------------------------
                             Resale                           Resale
                       Direct Network Ext.            Direct Toll Free Net. Ext.

LATA Group            Peak          OffPeak           Peak            OffPeak
--------------------------------------------------------------------------------
    1                 [**]           [**]             [**]              [**]
    2                 [**]           [**]             [**]              [**]
    3                 [**]           [**]             [**]              [**]
--------------------------------------------------------------------------------
See LATA Group Descriptions.  Group 2 and 3 rates are not eligible for Discount 2.

NEW CUSTOMER PROMOTION
DISCOUNT 1

--------------------------------------------------------------------------------
                                    Resale                     Resale
 Discount 1 Monthly            Direct Network Ext       Direct Toll Free Ext.

 Volume of Service             Peak      OffPeak        Peak         OffPeak
--------------------------------------------------------------------------------
 $0   +                        [**]        [**]         [**]           [**]
--------------------------------------------------------------------------------


FOR DEDICATED NETWORK EXTENSION SERVICE (DIRECT NETWORK EXTENSION & DIRECT TOLL FREE EXTENSION), CUSTOMER WILL BE ELIGIBLE FOR THE NEW CUSTOMER PROMOTION DISCOUNT 1 ABOVE (APPLIED TO THE INTERSTATE BASE RATE USAGE) FOR ALL EXISTING ACCOUNTS AND NEW ACCOUNTS THAT WERE NOT DEDICATED ACCESS USERS ON THE SPRINT NETWORK FOR THE SIX (6) MONTHS IMMEDIATELY PRECEDING RECEIPT OF ORDER. ANY NEW ACCOUNTS THAT WERE DEDICATED ACCESS USERS ON THE SPRINT NETWORK FOR THE SIX (6) MONTHS PRECEDING RECEIPT OF ORDER WILL BE BILLED IN A SEPARATE BILLING PRODUCT HIERARCHY LEVEL AND WILL NOT RECEIVE THE NEW CUSTOMER PROMOTION DISCOUNT.

DISCOUNT 2

--------------------------------------------------------------------------------
                                       Resale                     Resale
      Monthly Volume of         Direct Network Ext.       Direct Toll Free Ext.

  Carrier Transport Service     Peak        OffPeak       Peak         OffPeak
--------------------------------------------------------------------------------
          $0 - $[**]            [**]          [**]        [**]           [**]
  $[**]      - $[**]            [**]          [**]        [**]           [**]
  $[**]      +                  [**]          [**]        [**]           [**]
--------------------------------------------------------------------------------

   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.


                                 Attachment C-7

INTERSTATE CARRIER DEDICATED SERVICE

BASE RATES

--------------------------------------------------------------------------------
                          Resale                            Resale
                          Direct                       Direct Toll Free

 LATA Group        Peak         OffPeak              Peak        OffPeak
--------------------------------------------------------------------------------
      1            [**]          [**]                [**]         [**]
      2            [**]          [**]                [**]         [**]
      3            [**]          [**]                [**]         [**]
      4            [**]          [**]
      5            [**]          [**]
      6            [**]          [**]
      7            [**]          [**]
--------------------------------------------------------------------------------

See LATA Group Descriptions. Resale Direct LATA Group 6 and 7 rates are not eligible for Discount 2. Resale Direct Toll Free LATA Group 2 and 3 rates are not eligible for Discount 2. Interstate usage originating from/terminating to non-Bell exchanges will incur an additional per minute Interstate Switched Origination/Termination Charge as indicated on Attachment B.

DISCOUNT 1: The above listed base rates are not eligible for any tariff or contractual discount 1s.
DISCOUNT 2:


--------------------------------------------------------------------------------
   Monthly Volume                  Resale                       Resale
     of Carrier                    Direct                   Direct Toll Free

  Transport Service           Peak     OffPeak             Peak        OffPeak
--------------------------------------------------------------------------------
        $0 +                  [**]      [**]               [**]          [**]
--------------------------------------------------------------------------------

   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.


                                 Attachment C-8

INTERSTATE DIRECTORY ASSISTANCE

BASE RATES

--------------------------------------------------------------------------------
                      Resale               Resale                    Resale
 States               Direct          Direct Extension          Connect One Plus
--------------------------------------------------------------------------------
  ALL                 $[***]               $[***]                    $[***]
--------------------------------------------------------------------------------

CONNECT ONE PLUS AND DIRECT NETWORK EXTENSION DIRECTORY ASSISTANCE RATES NOT ELIGIBLE FOR DISCOUNTS

DISCOUNT 1

--------------------------------------------------------------------------------
                                          Interstate DA
                        --------------------------------------------------------
 Discount 1 Monthly       Resale             Resale                  Resale
 Volume of Service        Direct        Direct Extension        Connect One Plus
--------------------------------------------------------------------------------
      $0   +               [***]             [***]                   [***]
--------------------------------------------------------------------------------

DISCOUNT 2

--------------------------------------------------------------------------------
                                              Resale Direct
                             ---------------------------------------------------
    Monthly Volume of
Carrier Transport Service        Group 1            Group 2             Group 3
--------------------------------------------------------------------------------
           $0 +                   [***]              [***]               [***]
--------------------------------------------------------------------------------

 Group: 1  CA, CT, IL, IN, MA, ME, NH, NY, NV, OH, RI, VT, WI
 Group: 2  AL, AZ, CO, FL, GA, HI, IA, ID, KY, LA, MN, MS, MT, NC, ND, NE, NM, OR, SC, SD, TN, UT, WA, WY
 Group: 3  AR, CN, DC, DE, GU, KS, MD, MI, MO, NJ, OK, PA, TX, VA, WV

   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.


                                 Attachment C-9


CANADA TERMINATING SERVICE

BASE RATES

-------------------------------------------------------------------------------------------------------------------------
                            September 13,
                             1998Resale                  Resale                   Resale                   Resale
                          Connect One Plus          Direct Extension              Direct              Connect FONcard

 Canada NPA's             Peak      OffPeak         Peak       OffPeak       Peak       OffPeak       Peak      OffPeak
-------------------------------------------------------------------------------------------------------------------------
      ALL                 $[**]      $[**]          $[**]       $[**]        $[**]       $[**]        $[**]      $[**]
-------------------------------------------------------------------------------------------------------------------------

DISCOUNT 1: The above listed base rates are not eligible for any tariff or contractual discount 1s.

DISCOUNT 2:

-------------------------------------------------------------------------------------------------------------------------
                                      Resale                  Resale                Resale                 Resale
    Monthly Volume of            Connect One Plus        Direct Extension           Direct             Connect FONcard

Carrier Transport Service        Peak     OffPeak        Peak     OffPeak      Peak      OffPeak      Peak       OffPeak
-------------------------------------------------------------------------------------------------------------------------
        $0 - $[**]               [**]       [**]         [**]      [**]        [**]       [**]        [**]        [**]
     $[**]   $[**]               [**]       [**]         [**]      [**]        [**]       [**]        [**]        [**]
     $[**] +                     [**]       [**]         [**]      [**]        [**]       [**]        [**]        [**]
-------------------------------------------------------------------------------------------------------------------------

CANADA ORIGINATING SERVICE

BASE RATES

-------------------------------------------------------------------------------------------------------------------------
                              Resale                    Resale                   Resale                   Resale
                         Connect One Plus          Direct Extension              Direct               Connect FONcard

Canada NPA's             Peak      OffPeak         Peak       OffPeak       Peak       OffPeak       Peak      OffPeak
-------------------------------------------------------------------------------------------------------------------------
     ALL                 [**]        [**]          [**]        [**]         [**]        [**]         [**]        [**]
-------------------------------------------------------------------------------------------------------------------------

DISCOUNT 1: The above listed base rates are not eligible for any tariff or contractual discount 1s.

DISCOUNT 2:

-------------------------------------------------------------------------------------------------------------------------
                                    Resale                 Resale                  Resale                   Resale
    Monthly Volume of          Connect One Plus       Direct Extension             Direct              Connect FONcard

Carrier Transport Service     Peak       OffPeak     Peak        OffPeak      Peak       OffPeak      Peak       OffPeak
-------------------------------------------------------------------------------------------------------------------------
        $0 - $[**]            [**]        [**]       [**]         [**]        [**]        [**]        [**]        [**]
     $[**]   $[**]            [**]        [**]       [**]         [**]        [**]        [**]        [**]        [**]
     $[**] +                  [**]        [**]       [**]         [**]        [**]        [**]        [**]        [**]
-------------------------------------------------------------------------------------------------------------------------

   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

                                Attachment C-10

MEXICO TERMINATING SERVICE

BASE RATES - DOMESTIC ELEMENT

----------------------------------------------------------------------------------------------------
                                 Resale                    Resale                   Resale
                             Connect One Plus          Direct Extension             Direct

      Mileage               Peak      OffPeak         Peak       OffPeak       Peak       OffPeak
----------------------------------------------------------------------------------------------------
        ALL                 [**]       [**]           [**]         [**]        [**]         [**]
----------------------------------------------------------------------------------------------------

BASE RATES - INTERNATIONAL ELEMENT

----------------------------------------------------------------------------------------------------
                                 Resale                    Resale                   Resale
                            Connect One Plus           Direct Extension             Direct

 Mexico Rate Step           Peak      OffPeak         Peak       OffPeak       Peak       OffPeak
----------------------------------------------------------------------------------------------------
         1                  [**]       [**]           [**]         [**]        [**]         [**]
         2                  [**]       [**]           [**]         [**]        [**]         [**]
         3                  [**]       [**]           [**]         [**]        [**]         [**]
         4                  [**]       [**]           [**]         [**]        [**]         [**]
         5                  [**]       [**]           [**]         [**]        [**]         [**]
         6                  [**]       [**]           [**]         [**]        [**]         [**]
         7                  [**]       [**]           [**]         [**]        [**]         [**]
         8                  [**]       [**]           [**]         [**]        [**]         [**]
----------------------------------------------------------------------------------------------------

MEXICO RATE STEPS ARE DEFINED IN SPRINT FCC TARIFF #2.

DISCOUNT 1    The above listed rates are not eligible for any tariff or
              contractual discount 1s.

DISCOUNT 2    The above listed rates are not eligible for any tariff or
              contractual discount 2s.

MEXICO TERMINATING FONCARD


BASERATES

--------------------------------
            Resale
       Connect FONcard

     Peak          OffPeak
--------------------------------
     [**]            [**]
--------------------------------

MEXICO TERMINATING FONCARD RATES NOT ELIGIBLE FOR DISCOUNTS

   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

                                Attachment C-11

MEXICO ORIGINATING SERVICE

BASE RATES

--------------------------------------------------------------------------------------------------------
                                      Resale                    Resale                   Resale
                                 Connect Toll Free        Direct Toll Free Ext       Direct Toll Free

        Mexico Zone #            Peak      OffPeak         Peak       OffPeak       Peak       OffPeak
--------------------------------------------------------------------------------------------------------
              1                  [**]       [**]           [**]         [**]        [**]         [**]
              2                  [**]       [**]           [**]         [**]        [**]         [**]
              3                  [**]       [**]           [**]         [**]        [**]         [**]
              4                  [**]       [**]           [**]         [**]        [**]         [**]
--------------------------------------------------------------------------------------------------------

US RATE AREA AND MEXICO RATE ZONE ARE DEFINED IN SPRINT FCC TARIFF #2.

DISCOUNT 1

--------------------------------------------------------------------------------------------------------
                                      Resale                   Resale                   Resale
    Monthly Volume of           Connect Toll Free       Direct Toll Free Ext        Direct Toll Free

Carrier Transport Service       Peak       OffPeak       Peak        OffPeak      Peak        OffPeak
--------------------------------------------------------------------------------------------------------
   $0     +                     [**]         [**]        [**]          [**]       [**]          [**]
--------------------------------------------------------------------------------------------------------

DISCOUNT 2

--------------------------------------------------------------------------------------------------------
                                        Resale                   Resale                    Resale
      Monthly Volume of           Connect Toll Free       Direct Toll Free Ext        Direct Toll Free

  Carrier Transport Service       Peak       OffPeak       Peak        OffPeak       Peak        OffPeak
--------------------------------------------------------------------------------------------------------
        $0 - $[**]                [**}         [**]        [**]          [**]        [**]          [**]
     $[**]   $[**]                [**}         [**]        [**]          [**]        [**]          [**]
     $[**] +                      [**}         [**]        [**]          [**]        [**]          [**]
--------------------------------------------------------------------------------------------------------

MEXICO ORIGINATING FONCARD


BASERATES

-------------------------------
            Resale
       Connect FONcard

     Peak          OffPeak
-------------------------------
     [**]            [**]
-------------------------------

MEXICO ORIGINATING FONCARD RATES NOT ELIGIBLE FOR DISCOUNTS

   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.


                            Attachment C-12 -- C-15
                         Other International Base Rates


                                                Resale Direct                 Resale Direct               Resale Connect One
                                                                                Extension                        Plus

   Country                    Ctry         Std       Disc       Econ      Std     Disc      Econ        Std       Disc      Econ
                              Code

ALBANIA                       355          [**]      [**]       [**]      [**]    [**]      [**]        [**]      [**]      [**]

ALGERIA                       213          [**]      [**]       [**]      [**]    [**]      [**]        [**]      [**]      [**]

AM SAMOA                      684          [**]      [**]       [**]      [**]    [**]      [**]        [**]      [**]      [**]

ANDORRA                       376          [**]      [**]       [**]      [**]    [**]      [**]        [**]      [**]      [**]

ANGOLA                        244          [**]      [**]       [**]      [**]    [**]      [**]        [**]      [**]      [**]

ANGUILLA                     809497        [**]      [**]       [**]      [**]    [**]      [**]        [**]      [**]      [**]

ANTIGUA                      809460        [**]      [**]       [**]      [**]    [**]      [**]        [**]      [**]      [**]

ARGENTINA                     540          [**]      [**]       [**]      [**]    [**]      [**]        [**]      [**]      [**]

ARMENIA                       374          [**]      [**]       [**]      [**]    [**]      [**]        [**]      [**]      [**]

ARUBA                         297          [**]      [**]       [**]      [**]    [**]      [**]        [**]      [**]      [**]

ASCENSION                     247          [**]      [**]       [**]      [**]    [**]      [**]        [**]      [**]      [**]
ISLANDS

AUSTRALIA                     610          [**]      [**]       [**]      [**]    [**]      [**]        [**]      [**]      [**]

AUSTRALIA                     672          [**]      [**]       [**]      [**]    [**]      [**]        [**]      [**]      [**]
TERRITORY

AUSTRIA                       430          [**]      [**]       [**]      [**]    [**]      [**]        [**]      [**]      [**]

AZERBAIJAN                    994          [**]      [**]       [**]      [**]    [**]      [**]        [**]      [**]      [**]

B. VIRGIN ISLAND             809275        [**]      [**]       [**]      [**]    [**]      [**]        [**]      [**]      [**]

BAHAMAS                      809321        [**]      [**]       [**]      [**]    [**]      [**]        [**]      [**]      [**]

BAHRAIN                       973          [**]      [**]       [**]      [**]    [**]      [**]        [**]      [**]      [**]

BANGLADESH                    880          [**]      [**]       [**]      [**]    [**]      [**]        [**]      [**]      [**]

BARBADOS                     809228        [**]      [**]       [**]      [**]    [**]      [**]        [**]      [**]      [**]

BELARUS                       375          [**]      [**]       [**]      [**]    [**]      [**]        [**]      [**]      [**]

BELGIUM                       320          [**]      [**]       [**]      [**]    [**]      [**]        [**]      [**]      [**]

BELIZE                        501          [**]      [**]       [**]      [**]    [**]      [**]        [**]      [**]      [**]

BENIN                         229          [**]      [**]       [**]      [**]    [**]      [**]        [**]      [**]      [**]

BERMUDA                      809231        [**]      [**]       [**]      [**]    [**]      [**]        [**]      [**]      [**]

BHUTAN                        975          [**]      [**]       [**]      [**]    [**]      [**]        [**]      [**]      [**]

BOLIVIA                       591          [**]      [**]       [**]      [**]    [**]      [**]        [**]      [**]      [**]

BOSNIA                        387          [**]      [**]       [**]      [**]    [**]      [**]        [**]      [**]      [**]
HERZEGOVINA

                                                Resale Direct                 Resale Direct               Resale Connect One
                                                                                Extension                        Plus

   Country                    Ctry         Std       Disc       Econ      Std     Disc      Econ        Std       Disc      Econ
                              Code
BOTSWANA                      267          [**]      [**]       [**]      [**]    [**]      [**]        [**]      [**]      [**]

BOURKINA FASSO                226          [**]      [**]       [**]      [**]    [**]      [**]        [**]      [**]      [**]

BRAZIL                        550          [**]      [**]       [**]      [**]    [**]      [**]        [**]      [**]      [**]

BURNEI                        673          [**]      [**]       [**]      [**]    [**]      [**]        [**]      [**]      [**]

BULGARIA                      359          [**]      [**]       [**]      [**]    [**]      [**]        [**]      [**]      [**]

BURMA                         950          [**]      [**]       [**]      [**]    [**]      [**]        [**]      [**]      [**]
(MYANMAR)

BURUNDI                       257          [**]      [**]       [**]      [**]    [**]      [**]        [**]      [**]      [**]

CAMBODIA                      855          [**]      [**]       [**]      [**]    [**]      [**]        [**]      [**]      [**]

CAMEROON                      237          [**]      [**]       [**]      [**]    [**]      [**]        [**]      [**]      [**]

CAPE VERDE                    238          [**]      [**]       [**]      [**]    [**]      [**]        [**]      [**]      [**]
ISLAND

CAYMAN                       809945        [**]      [**]       [**]      [**]    [**]      [**]        [**]      [**]      [**]
ISLANDS

CENTRAL                       236          [**]      [**]       [**]      [**]    [**]      [**]        [**]      [**]      [**]
AFRICAN REP.

CHAD REPUBLIC                 235          [**]      [**]       [**]      [**]    [**]      [**]        [**]      [**]      [**]

CHILE no audiotext            560          [**]      [**]       [**]      [**]    [**]      [**]        [**]      [**]      [**]

CHINA                         860          [**]      [**]       [**]      [**]    [**]      [**]        [**]      [**]      [**]

COLOMBIA                      570          [**]      [**]       [**]      [**]    [**]      [**]        [**]      [**]      [**]

CONGO REP                     242          [**]      [**]       [**]      [**]    [**]      [**]        [**]      [**]      [**]

COOK ISLANDS                  682          [**]      [**]       [**]      [**]    [**]      [**]        [**]      [**]      [**]

COSTA RICA                    506          [**]      [**]       [**]      [**]    [**]      [**]        [**]      [**]      [**]

CROATIA, REPUB                384          [**]      [**]       [**]      [**]    [**]      [**]        [**]      [**]      [**]
OF

CUBA                          530          [**]      [**]       [**]      [**]    [**]      [**]        [**]      [**]      [**]

CYPRUS                        357          [**]      [**]       [**]      [**]    [**]      [**]        [**]      [**]      [**]

CZECH REPUBLIC                420          [**]      [**]       [**]      [**]    [**]      [**]        [**]      [**]      [**]

DENMARK                       450          [**]      [**]       [**]      [**]    [**]      [**]        [**]      [**]      [**]

DIEGO GARCIA                  246          [**]      [**]       [**]      [**]    [**]      [**]        [**]      [**]      [**]

DJIBOUTI                      253          [**]      [**]       [**]      [**]    [**]      [**]        [**]      [**]      [**]

DOMINICA                     809445        [**]      [**]       [**]      [**]    [**]      [**]        [**]      [**]      [**]

                                                Resale Direct                 Resale Direct               Resale Connect One
                                                                                Extension                        Plus

     Country                 Ctry         Std       Disc       Econ      Std      Disc      Econ       Std       Disc      Econ
                             Code
DOMINICAN                    809220      [**]      [**]        [**]      [**]     [**]      [**]       [**]      [**]      [**]
REPUBLIC no
audiotext

ECUADOR                       593        [**]      [**]        [**]      [**]     [**]      [**]       [**]      [**]      [**]

EGYPT                         200        [**]      [**]        [**]      [**]     [**]      [**]       [**]      [**]      [**]

EL SALVADOR                   503        [**]      [**]        [**]      [**]     [**]      [**]       [**]      [**]      [**]

EQUATORIAL                    240        [**]      [**]        [**]      [**]     [**]      [**]       [**]      [**]      [**]
GUINEA

ERITREA                       291        [**]      [**]        [**]      [**]     [**]      [**]       [**]      [**]      [**]

ESTONIA                       372        [**]      [**]        [**]      [**]     [**]      [**]       [**]      [**]      [**]

ETHIOPIA                      251        [**]      [**]        [**]      [**]     [**]      [**]       [**]      [**]      [**]

FAEROE ISLANDS                298        [**]      [**]        [**]      [**]     [**]      [**]       [**]      [**]      [**]

FALKLAND                      500        [**]      [**]        [**]      [**]     [**]      [**]       [**]      [**]      [**]
ISLANDS

FIJI                          679        [**]      [**]        [**]      [**]     [**]      [**]       [**]      [**]      [**]

FINLAND                       358        [**]      [**]        [**]      [**]     [**]      [**]       [**]      [**]      [**]

FRANCE                        330        [**]      [**]        [**]      [**]     [**]      [**]       [**]      [**]      [**]

FRENCH                        596        [**]      [**]        [**]      [**]     [**]      [**]       [**]      [**]      [**]
ANTILLES/
GUADELO

FRENCH GUIANA                 594        [**]      [**]        [**]      [**]     [**]      [**]       [**]      [**]      [**]

FRENCH                        689        [**]      [**]        [**]      [**]     [**]      [**]       [**]      [**]      [**]
POLYNESIA

GABON                         241        [**]      [**]        [**]      [**]     [**]      [**]       [**]      [**]      [**]

GAMBIA                        220        [**]      [**]        [**]      [**]     [**]      [**]       [**]      [**]      [**]

GEORGIA                       995        [**]      [**]        [**]      [**]     [**]      [**]       [**]      [**]      [**]

GERMANY                       490        [**]      [**]        [**]      [**]     [**]      [**]       [**]      [**]      [**]

GHANA                         233        [**]      [**]        [**]      [**]     [**]      [**]       [**]      [**]      [**]

GIBRALTAR                     350        [**]      [**]        [**]      [**]     [**]      [**]       [**]      [**]      [**]

GRANDTURK TC                 809941      [**]      [**]        [**]      [**]     [**]      [**]       [**]      [**]      [**]

GREECE                        300        [**]      [**]        [**]      [**]     [**]      [**]       [**]      [**]      [**]

GREENLAND                     299        [**]      [**]        [**]      [**]     [**]      [**]       [**]      [**]      [**]

GRENADA                      809440      [**]      [**]        [**]      [**]     [**]      [**]       [**]      [**]      [**]

GUANTANAMO                    539        [**]      [**]        [**]      [**]     [**]      [**]       [**]      [**]      [**]
BAY

                                                Resale Direct                 Resale Direct               Resale Connect One
                                                                                Extension                        Plus

     Country                 Ctry         Std       Disc       Econ      Std       Disc      Econ      Std       Disc      Econ
                             Code
GUATEMALA                     502         [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

GUINEA PEOP                   224         [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]
REP

GUINEA-BISSAU                 245         [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

GUYANA                        592         [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

HAITI                         509         [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

HONDURAS                      504         [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

HONG KONG                     852         [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

HUNGARY                       360         [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

ICELAND                       354         [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

INDIA                         910         [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

INDONESIA                     620         [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

IRAN                          980         [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

IRAQ                          964         [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

IRELAND                       353         [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

ISRAEL                        972         [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

ITALY                         390         [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

IVORY COAST                   225         [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

JAMAICA                      809287       [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

JAPAN                         810         [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

JORDAN                        962         [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

KAZAKHSTAN                    732         [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

KENYA                         254         [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

KIRGISTAN                     733         [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

KIRIBATI                      686         [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

KOREA (SOUTH)                 820         [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

KUWAIT                        965         [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

LAOS                          856         [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

LATVIA                        371         [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

LEBANON                       961         [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

LESOTHO                       266         [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

LIBERIA                       231         [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

                                               Resale Direct                 Resale Direct               Resale Connect One
                                                                               Extension                        Plus

    Country                 Ctry         Std       Disc       Econ      Std       Disc      Econ      Std       Disc      Econ
                            Code
LIBYA APSJ                  218          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

LITHUANIA                   370          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

LUXEMBOURG                  352          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

MACAO                       853          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

MACEDONIA                   389          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

MADAGASCAR                  261          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

MALAWI                      265          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

MALAYSIA                    600          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

MALDIVES REP                960          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

MALI REP                    223          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

MALTA REP                   356          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

MARSHALL                    692          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]
ISLANDS

MAURITANIA                  222          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

MAURITIUS                   230          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

MAYOTTE                     269          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]
ISLAND

MICRONESIA                  691          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

MOLDOVA                     373          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

MONGOLIA                    976          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]
PEOP REP

MONTSERRAT                 809491        [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

MOROCCO                     210          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

MOZAMBIQUE                  258          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

NAMIBIA                     264          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

NAURU                       674          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

NEPAL                       977          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

NETHERLANDS                 310          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

NETHERLANDS                 599          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]
ANTIL

NEVIS ISLAND               809469        [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

NEW                         687          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]
CALEDONIA

NEW                         640          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]
ZEALAND

NICARAGUA                   505          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

NIGER                       227          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]
REPUBLIC

NIGERIA                     234          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

NIUE                        683          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

NORTH KOREA                 850          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

NORWAY                      470          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

OCEAN                       871          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]
ATLANTIC E

OCEAN                       874          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]
ATLANTIC W

OCEAN                       873          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]
INDIAN

OCEAN                       872          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]
PACIFIC

OMAN                        968          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

PAKISTAN                    920          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

PALAU                       680          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]
REPUBLIC

PANAMA                      507          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

PAPUA N.                    675          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]
GUINEA

PARAGUAY                    595          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

PERU                        510          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

PHILIPPINES                 630          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

POLAND                      480          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

PORTUGAL                    351          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

QATAR                       974          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

REUNION                     262          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]
ISLAND

ROMANIA                     400          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

RUSSIA                      700          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

RWANDA                      250          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

SAN MARINO                  378          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

SAO TOME                    239          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

SAUDI ARABIA                966          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

SENEGAL                     221          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

SERBIA/MONT                 381          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]
ENEGRO

SEYCHELLES                  248          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

SIERRA LEONE                232          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

SINGAPORE                   650          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

SLOVAKIA                    427          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

SLOVENIA                    386          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

SOLOMON                     677          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]
ISLANDS

SOMALIA                     252          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

SOUTH AFRICA                270          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

SPAIN                       340          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

SRI LANKA                   940          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

ST. HELENA                  290          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

ST. KITTS                  809465        [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

ST. LUCIA                  809450        [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

ST. PIERRE                  508          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

ST. VINCENT                809456        [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

SUDAN                       249          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

SURINAME                    597          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

SWAZILAND                   268          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

SWEDEN                      460          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

SWITZERLAND                 410          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

SYRIAN                      963          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]
ARABREP

TAIWAN                      886          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

TAJIKISTAN                  700          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

TANZANIA                    255          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

THAILAND                    660          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

TOGO                        228          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

TONGA                       676          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

TRINIDAD                   809622        [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

TUNISIA                     216          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

TURKEY                      900          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

TURKMENISTAN                700          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

TUVALU                      688          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

UGANDA                      256          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

UKRAINE                     285          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

UNITED A.E.                 971          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

UNITED                      440          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]
KINGDOM

URUGUAY                     598          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

UZBEKISTAN                  700          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

VANUATU                     678          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

VENEZUELA                   580          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

VIETNAM                     840          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

WALLIS ISL                  681          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

WESTERN                     685          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]
SAMOA

YEMEN                       969          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

ZAIRE                       243          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

ZAMBIA                      260          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]

ZIMBABWE                    263          [**]      [**]       [**]      [**]      [**]      [**]      [**]      [**]      [**]


For Bahamas, Std is defined as 8:00 AM to 11:00 PM local time in the originating city.
For Bahamas, Disc and Econ are defined as 11:00 PM to 8:00 AM local time in the originating city.
For Pakistan, Standard is defined as 12:00 AM to 7:00 AM local time in the originating city.
For Pakistan, Disc and Econ are defined as 7:00 AM to 12:00 AM local time in the originating city.
For Saudi Arabia, Std is defined as 8:00 AM to 6:00 PM and 12:00 AM to 4:00 AM local time in the originating city.
For Saudi Arabia, Disc and Econ are defined as 6:00 PM to 12:00 AM and 4:00 AM to 8:00 AM local time in the originating city.
For United A.E., Std is defined as 9:00 AM to 12:00 AM local time in the originating city.
For United A.E., Disc and Econ are defined as 12:00 AM to 9:00 AM local time in the originating city.

   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.




                                 Attachment C-16


INTERNATIONAL DIRECTORY ASSISTANCE

BASE RATES

--------------------------------------------------------------------------------
                      Resale              Resale                   Resale
 Country              Direct         Direct Extension         Connect One Plus
--------------------------------------------------------------------------------
Caribbean              [**]                [**]                     [**]
   ALL                 [**]                [**]                     [**]
--------------------------------------------------------------------------------


BASE RATES

--------------------------------------------------------------------------------
                      Resale              Resale                   Resale
Canada NPA's          Direct         Direct Extension         Connect One Plus
--------------------------------------------------------------------------------
     ALL               [**]                [**]                     [**]
--------------------------------------------------------------------------------


Directory Assistance rates not eligible for Discounts

   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.





                                 Attachment C-17

     OTHER INTERNATIONAL TOLL FREE (US INBOUND) DIRECT TOLL FREE BASE RATES

                        BASE RATE                                        BASE RATE
COUNTRY                Per MINUTE         COUNTRY                        Per Minute
-------                ----------         -------                        ----------
ANTIGUA                  [**]             LIECHTENSTEIN                     [**]
AUSTRALIA                [**]             LUXEMBOURG                        [**]
BAHAMAS                  [**]             MACAO                             [**]
BAHRAIN                  [**]             MALAYSIA                          [**]
BARBADOS                 [**]             MONACO                            [**]
BELGIUM                  [**]             NETHERLAND ANTILLES               [**]
BERMUDA                  [**]             NETHERLANDS                       [**]
BRAZIL                   [**]             NEW ZEALAND                       [**]
CAYMAN ISLAND            [**]             NICARAGUA                         [**]
CHILE                    [**]             NORWAY                            [**]
CHINA                    [**]             PANAMA                            [**]
COLOMBIA                 [**]             PHILIPPINES                       [**]
COSTA RICA               [**]             PORTUGAL                          [**]
CYPRUS                   [**]             RUSSIA                            [**]
DENMARK                  [**]             SAIPAN                            [**]
DOMINICAN REP            [**]             SAUDI ARABIA                      [**]
ECUADOR                  [**]             SINGAPORE                         [**]
EGYPT                    [**]             SOUTH AFRICA                      [**]
EL SALVADOR              [**]             KOREA, (SOUTH)                    [**]
FIJI                     [**]             SAN MARINO                        [**]
FINLAND                  [**]             SPAIN                             [**]
FRANCE                   [**]             SWEDEN                            [**]
GERMANY                  [**]             SWITZERLAND                       [**]
GUAM                     [**]             SYRIAN ARAB REP.                  [**]
GUATEMALA                [**]             TAIWAN                            [**]
HONG KONG                [**]             THAILAND                          [**]
INDONESIA                [**]             TRINIDAD                          [**]
IRELAND                  [**]             TURKEY                            [**]
ISRAEL                   [**]             UNITED KINGDOM                    [**]
ITALY                    [**]             VATICAN CITY                      [**]
JAPAN                    [**]             VENEZUELA                         [**]


   ---------------------------------------------------------------------
          Monthly Volume of

     Carrier Transport ITFS Usage                   Discount 1
   ---------------------------------------------------------------------
              $0 - $[**]                               [**]
             [**]   [**]                               [**]
             [**]   [**]                               [**]
             [**]     +                                [**]
   ---------------------------------------------------------------------

                                 Attachment D-1

INTERSTATE ADJUSTMENT (INTRASTATE)

Base Rates

               Resale       Resale        Resale                      Resale        Resale        Resale
               Connect      Connect      Connect        Resale        Direct        Direct      Direct Toll
State         One Plus     TollFree      FONcard        Direct       Extension     Toll Free     Free Ext.
 AK             [**]         [**]         [**]           [**]          [**]          [**]          [**]
 AL             [**]         [**]         [**]           [**]          [**]          [**]          [**]
 AR             [**]         [**]         [**]           [**]          [**]          [**]          [**]
 AZ             [**]         [**]         [**]           [**]          [**]          [**]          [**]
 CAa            [**]         [**]         [**]           [**]          [**]          [**]          [**]
 CA             [**]         [**]         [**]           [**]          [**]          [**]          [**]
 CO             [**]         [**]         [**]           [**]          [**]          [**]          [**]
 CT             [**]         [**]         [**]           [**]          [**]          [**]          [**]
 DE             [**]         [**]         [**]           [**]          [**]          [**]          [**]
 FL             [**]         [**]         [**]           [**]          [**]          [**]          [**]
 GA             [**]         [**]         [**]           [**]          [**]          [**]          [**]
 HI             [**]         [**]         [**]           [**]          [**]          [**]          [**]
 IA             [**]         [**]         [**]           [**]          [**]          [**]          [**]
 ID             [**]         [**]         [**]           [**]          [**]          [**]          [**]
 IL             [**]         [**]         [**]           [**]          [**]          [**]          [**]
 IN             [**]         [**]         [**]           [**]          [**]          [**]          [**]
 KS             [**]         [**]         [**]           [**]          [**]          [**]          [**]
 KY             [**]         [**]         [**]           [**]          [**]          [**]          [**]
 LA             [**]         [**]         [**]           [**]          [**]          [**]          [**]
 MA             [**]         [**]         [**]           [**]          [**]          [**]          [**]
 MD             [**]         [**]         [**]           [**]          [**]          [**]          [**]
 ME             [**]         [**]         [**]           [**]          [**]          [**]          [**]
 MI             [**]         [**]         [**]           [**]          [**]          [**]          [**]
 MN             [**]         [**]         [**]           [**]          [**]          [**]          [**]
 MO             [**]         [**]         [**]           [**]          [**]          [**]          [**]
 MS             [**]         [**]         [**]           [**]          [**]          [**]          [**]
 MT             [**]         [**]         [**]           [**]          [**]          [**]          [**]
 NC             [**]         [**]         [**]           [**]          [**]          [**]          [**]
 ND             [**]         [**]         [**]           [**]          [**]          [**]          [**]
 NE             [**]         [**]         [**]           [**]          [**]          [**]          [**]
 NH             [**]         [**]         [**]           [**]          [**]          [**]          [**]
 NJ             [**]         [**]         [**]           [**]          [**]          [**]          [**]
 NM             [**]         [**]         [**]           [**]          [**]          [**]          [**]
 NV             [**]         [**]         [**]           [**]          [**]          [**]          [**]
 NY             [**]         [**]         [**]           [**]          [**]          [**]          [**]
 OH             [**]         [**]         [**]           [**]          [**]          [**]          [**]
 OK             [**]         [**]         [**]           [**]          [**]          [**]          [**]
 OR             [**]         [**]         [**]           [**]          [**]          [**]          [**]
 PA             [**]         [**]         [**]           [**]          [**]          [**]          [**]
 RI             [**]         [**]         [**]           [**]          [**]          [**]          [**]
 SC             [**]         [**]         [**]           [**]          [**]          [**]          [**]
 SD             [**]         [**]         [**]           [**]          [**]          [**]          [**]
 TN             [**]         [**]         [**]           [**]          [**]          [**]          [**]
 TX             [**]         [**]         [**]           [**]          [**]          [**]          [**]
 UT             [**]         [**]         [**]           [**]          [**]          [**]          [**]
 VA             [**]         [**]         [**]           [**]          [**]          [**]          [**]
 VT             [**]         [**]         [**]           [**]          [**]          [**]          [**]
 WA             [**]         [**]         [**]           [**]          [**]          [**]          [**]
 WI             [**]         [**]         [**]           [**]          [**]          [**]          [**]
 WV             [**]         [**]         [**]           [**]          [**]          [**]          [**]
 WY             [**]         [**]         [**]           [**]          [**]          [**]          [**]

a.   Interstate Adjustment Base Rate for California Intrastate/Intralata.

All states are Intrastate/Interlata traffic unless otherwise specified. The above listed base rates are not eligible for any tarrif or contractual discounts 1s.

FONCARD BONG SURCHARGE (PER CALL)

-----------------------
  State       Rate
-----------------------
   All        [**]
-----------------------
FONCard Surcharge not eligible for Discounts

                                  AMENDMENT TO
                  CARRIER TRANSPORT SWITCHED SERVICES AGREEMENT

THIS AMENDMENT (the "Amendment") is made by SPRINT COMMUNICATIONS COMPANY L.P. ("Sprint") and NETWORK PLUS, INC. ("Customer"), to that certain Carrier Transport Switched Services Agreement which was executed on or about June 1998 (the "Agreement"). Sprint and Customer are "Parties" hereto.

In consideration of the mutual promises contained herein, the Parties amend the Agreement as follows:

1. The following Attachments, or parts of an Attachment, are stricken from the Agreement in their entirety. Each Attachment, or part of an Attachment, so stricken shall be replaced as part of the Agreement with the attachment to this Amendment that bears the same title or heading.

     * Attachments C-12 through C-15 entitled "Other International Base Rates" are amended as attached.

2. This Amendment shall become effective the first day of the second month following the month in which it is executed by Sprint.

3. All other terms and conditions of the Agreement shall remain in full force and effect.

4. Sprint's offer to amend the Agreement shall be withdrawn if this Amendment is not executed by both Parties within 45 days after July 1, 1998.


EXECUTED and made effective as provided herein.

NETWORK PLUS, INC.                  SPRINT COMMUNICATIONS COMPANY L.P.

By:___________________________      By:_________________________________________
                                       John Dupree
   Title:_____________________         Vice President - Wholesale Services Group

Date:_________________________      Date:_______________________________________

   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.


                        Attachment C-12 -- C-15 Amended

                         Other International Base Rates

--------------------------------------------------------------------------------
                                                    Resale District

    Country               Ctry Code       Std            Disc              Econ
--------------------------------------------------------------------------------
ARGENTINA                 540             [**]           [**]              [**]
BELGIUM                   320             [**]           [**]              [**]
BENIN                     229             [**]           [**]              [**]
BRAZIL                    550             [**]           [**]              [**]
BURUNDI                   257             [**]           [**]              [**]
CAPE VERDE ISLAND         238             [**]           [**]              [**]
FRANCE                    330             [**]           [**]              [**]
INDONESIA                 620             [**]           [**]              [**]
IRELAND                   353             [**]           [**]              [**]
ITALY                     390             [**]           [**]              [**]
JAPAN                     810             [**]           [**]              [**]
PORTUGAL                  351             [**]           [**]              [**]
SERBIA/MONTENEGRO         381             [**]           [**]              [**]
SOUTH AFRICA              270             [**]           [**]              [**]
SPAIN                     340             [**]           [**]              [**]
TAIWAN                    886             [**]           [**]              [**]
--------------------------------------------------------------------------------



Note: The Other International Base Rates listed above are not eligible for any tariff or contractual discounts.

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                                  AMENDMENT TO
                  RESALE SOLUTIONS SWITCHED SERVICES AGREEMENT


THIS AMENDMENT (the "Amendment") is made by SPRINT COMMUNICATIONS
COMPANY L.P. ("Sprint") and NETWORK PLUS, INC. ("Customer"), to that certain Resale Solutions Switched Services Agreement which was executed on or about February, 1998 (the "Agreement"). Sprint and Customer are "Parties" hereto.

In consideration of the mutual promises contained herein, the Parties amend the Agreement as follows:

1. The following Attachments, or parts of an Attachment, are stricken from the Agreement in their entirety. Each Attachment, or part of an Attachment, so stricken shall be replaced as part of the Agreement with the attachment to this Amendment that bears the same title or heading.

- "Connect One Plus - Commercial" and "Connect Toll Free" sections of Attachment C-4 entitled "Interstate Switched Network Extension"

- "Direct Network Extension" and "Direct Toll Free Extension" sections of Attachment C-6 entitled "Interstate Dedicated Network Extension"

-        Attachment C-7 is replaced in its entirety.

2. If this Amendment is executed by Customer and returned to Sprint on or before October 15, 1998, the Amendment shall become effective on September 1, 1998; otherwise, the Amendment shall become effective the first day of the second month following the month in which it is executed by Sprint.

3. All other terms and conditions of the Agreement shall remain in full force and effect.

4. Sprint's offer to amend the Agreement shall be withdrawn if this Amendment is not executed by both Parties within 45 days after October 1, 1998.


EXECUTED and made effective as provided herein.


NETWORK PLUS, INC.                      SPRINT COMMUNICATIONS COMPANY, L.P.

By: Robert T. Hale, Jr.                 By:
    --------------------------              ---------------------------------
    Title: President                        John Dupree, Vice President --
                                            Wholesale Services Group

Date: 10/8/98                           Date:
      -------                                 -------------------------------

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                                 ATTACHMENT C-4


INTERSTATE SWITCHED NETWORK EXTENSION

SPECIAL PROMOTIONAL RATE
FOR MINUTES OF RESALE CONNECT ONE PLUS-COMMERCIAL AND RESALE CONNECT TOLL FREE USAGE FOR NEW ANIS, IN SERVICE ON OR AFTER THE EFFECTIVE DATE OF THIS AMENDMENT.


BASE RATES

--------------------------------------------------------------------------------
                           Resale                            Resale
                    Connect One Plus-Comm               Connect Toll Free
LATA Group          ---------------------               ------------------------
                    Peak          OffPeak               Peak       OffPeak
--------------------------------------------------------------------------------

     1              [**]            [**]                [**]        [**]
--------------------------------------------------------------------------------
     2              [**]            [**]                [**]        [**]
--------------------------------------------------------------------------------



See LATA Group Descriptions. LATA Group 2 rates apply to usage originating from/terminating to Group 2 LATAs. LATA Group 2 rate are not eligible for Discount 2.

DISCOUNT 1: The above listed base rates are not eligible for any tariff or contractual discount 1s.

DISCOUNT 2


--------------------------------------------------------------------------------
    Monthly Volume of                   Resale                    Resale
Carrier Transport Service        Connect One Plus-Comm       Connect Toll Free
                                 ---------------------       -------------------
                                 Peak          OffPeak       Peak      OffPeak
--------------------------------------------------------------------------------

           $0 +                  [**]            [**]        [**]       [**]
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------

INTERSTATE SWITCHED NETWORK EXTENSION

THE RATE STRUCTURE BELOW WILL APPLY FOR MINUTES OF RESALE CONNECT ONE PLUS-COMMERCIAL AND RESALE CONNECT TOLL FREE SERVICES INSTALLED AS OF THE EFFECTIVE DATE OF THIS AMENDMENT.

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


BASE RATES



--------------------------------------------------------------------------------
                           Resale                                Resale
                    Connect One Plus-Comm                  Connect Toll Free
LATA Group          ---------------------               ------------------------
                    Peak          OffPeak                  Peak       OffPeak
--------------------------------------------------------------------------------

     1              [**]            [**]                   [**]        [**]
--------------------------------------------------------------------------------
     2              [**]            [**]                   [**]        [**]
--------------------------------------------------------------------------------


See LATA Group Descriptions. LATA Group 2 rates apply to usage originating from/terminating to Group 2 LATAs. LATA Group 2 rates are not eligible for Discount 2.

Discount 1: The above listed base rates are not eligible for any tariff on contractual discount 1s.

DISCOUNT 2


--------------------------------------------------------------------------------
    Monthly Volume of                   Resale                    Resale
Carrier Transport Service        Connect One Plus-Comm       Connect Toll Free
                                 ---------------------       -------------------
                                 Peak          OffPeak       Peak      OffPeak
--------------------------------------------------------------------------------
       $0 - [**]                 [**]            [**]        [**]       [**]
--------------------------------------------------------------------------------
        [**]+                    [**]            [**]        [**]       [**]
--------------------------------------------------------------------------------



Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                                 ATTACHMENT C-6


INTERSTATE DEDICATED NETWORK EXTENSION

SPECIAL PROMOTIONAL RATE -
FOR MINUTES OF RESALE DIRECT NETWORK EXT. AND RESALE DIRECT TOLL FREE NETWORK EXTENSION USAGE FOR NEW ANIS, INSTALLED ON OR AFTER THE EFFECTIVE DATE OF THIS AMENDMENT.

BASE RATES

--------------------------------------------------------------------------------
                                  Resale                       Resale
                            Direct Network Ext.       Direct Toll-Free Net. Ext.
LATA Group                  ----------------------------------------------------
                            Peak       OffPeak        Peak               OffPeak
--------------------------------------------------------------------------------
    1                       [**]         [**]         [**]                [**]
--------------------------------------------------------------------------------
    2                       [**]         [**]         [**]                [**]
--------------------------------------------------------------------------------
    3                       [**]         [**]         [**]                [**]
--------------------------------------------------------------------------------



SEE LATA GROUP DESCRIPTIONS. GROUP 2 AND 3 RATES ARE NOT ELIGIBLE FOR
DISCOUNT 1.

DISCOUNT 1

--------------------------------------------------------------------------------
                                  Resale                       Resale
 Volume of Dedicated        Direct Network Ext.       Direct Toll-Free Net. Ext.
Network Ext. usage for      ----------------------------------------------------
       new ANIs             Peak       OffPeak        Peak               OffPeak
--------------------------------------------------------------------------------
       $0 -[**]             [**]         [**]         [**]                [**]
--------------------------------------------------------------------------------
        [**] +              [**]         [**]         [**]                [**]
--------------------------------------------------------------------------------


DISCOUNT 2 - the above listed base rates are not eligible for any tariff or contractual discount 2s


--------------------------------------------------------------------------------


INTERSTATE DEDICATED NETWORK EXTENSION -
THE RATE STRUCTURE BELOW WILL APPLY FOR ALL DIRECT NETWORK EXTENSION AND DIRECT TOLL FREE EXTENSION SERVICES INSTALLED AS OF THE EFFECTIVE DATE OF THIS AMENDMENT.

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


BASE RATES


--------------------------------------------------------------------------------
                                   Resale                       Resale
                             Direct Network Ext.      Direct-Toll Free Net. Ext.
LATA Group                   -------------------      --------------------------
                             Peak        OffPeak      Peak               OffPeak
--------------------------------------------------------------------------------
    1                        [**]          [**]       [**]                 [**]
--------------------------------------------------------------------------------
    2                        [**]          [**]       [**]                 [**]
--------------------------------------------------------------------------------
    3                        [**]          [**]       [**]                 [**]
--------------------------------------------------------------------------------



SEE LATA GROUP DESCRIPTIONS. GROUP 2 AND 3 RATES ARE NOT ELIGIBLE FOR
DISCOUNT 2.

DISCOUNT 1 - the above listed base rates are not eligible for any tariff or contractual discount 1s.

DISCOUNT 2

--------------------------------------------------------------------------------
                                   Resale                       Resale
    Monthly Volume of        Direct Network Ext.      Direct-Toll Free Net. Ext.
Carrier Transport Service    -------------------      --------------------------
                             Peak        OffPeak      Peak               OffPeak
----------------------------------- --------------------------------------------
           $0 +              [**]          [**]       [**]                 [**]
--------------------------------------------------------------------------------


Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                                 ATTACHMENT C-7


INTERSTATE CARRIER DEDICATED SERVICE

BASE RATES

--------------------------------------------------------------------------------
                               RESALE                            RESALE
                               DIRECT                       DIRECT TOLL FREE
LATA Group           --------------------------         ------------------------
                     PEAK               OFFPEAK         PEAK             OFFPEAK
--------------------------------------------------------------------------------
    1                [**]                 [**]          [**]              [**]
    2                [**]                 [**]          [**]              [**]
    3                [**]                 [**]          [**]              [**]
    4                [**]                 [**]          [**]              [**]
    5                [**]                 [**]          [**]              [**]
    6                [**]                 [**]          [**]              [**]
    7                [**]                 [**]          [**]              [**]



SEE LATA GROUP DESCRIPTIONS. RESALE DIRECT LATA GROUP 6 AND 7 RATES ARE NOT ELIGIBLE FOR DISCOUNT 2. RESALE DIRECT TOLL FREE LATA GROUP 2 AND 3 RATES ARE NOT ELIGIBLE FOR DISCOUNT 2. INTERSTATE USAGE ORIGINATING FROM/TERMINATING TO NON-BELL EXCHANGES WILL INCUR AN ADDITIONAL PER MINUTE INTERSTATE SWITCHED ORIGINATION/TERMINATION CHARGE AS INDICATED ON ATTACHMENT B.


DISCOUNT 1: The above listed base rates are not eligible for any tariff or contractual discount 1s.

DISCOUNT 2

--------------------------------------------------------------------------------
                                      Resale                       Resale
    Monthly Volume of                 Direct                  Direct-Toll Free
Carrier Transport Service         -----------------        ---------------------
                                  Peak      OffPeak           Peak     OFFPEAK
--------------------------------------------------------------------------------

           $0 +                   [**]        [**]            [**]      [**]
